UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund

(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – April 30, 2018

Item 1. Reports to Stockholders.

Section 19(b) Disclosure

April 30, 2018 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, until July 2019, each Fund will pay monthly distributions in an annualized amount of not less than 10% of the respective Fund’s average monthly net asset value (“NAV”). From August 2019 to July 2021, each Fund will pay monthly distributions in an amount not less than the average distribution rate of a peer group of closed-end funds selected by the Board of Trustees.

Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

Until July 2021, each Board may amend, suspend or terminate each Fund’s Plan without prior notice if the Board determines in good faith that continuation would constitute a breach of fiduciary duty or would violate the Investment Company Act of 1940. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Notes to Financial Statements in the Annual Report to Shareholders for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	2
Portfolio Allocation
Clough Global Dividend and Income Fund	8
Global Equity Fund	9
Global Opportunities Fund	10
Statement of Investments
Clough Global Dividend and Income Fund	11
Global Equity Fund	16
Global Opportunities Fund	21
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Statements of Cash Flows	31
Financial Highlights
Clough Global Dividend and Income Fund	32
Global Equity Fund	33
Global Opportunities Fund	34
Notes to Financial Statements	35
Dividend Reinvestment Plan	51
Additional Information
Fund Proxy Voting Policies & Procedures	52
Portfolio Holdings	52
Notice	52
Section 19(A) Notices	52
Investment Advisory Agreement Approval	53

Clough Global Funds	Shareholder Letter

April 30, 2018 (Unaudited)

Semi Annual Results

Clough Global Dividend and Income Fund (GLV)

The Clough Dividend and Income Fund (the “Dividend and Income Fund”), assuming the reinvestment of all dividends, had a net return of -2.77% based on net asset value and -8.35% based on market price for the semi-annual period ending April 30, 2018. The fund’s blended benchmark (50% MSCI World Index and 50% Bloomberg Barclays U.S. Aggregate Index) returned 0.95%. The fund paid $0.72 per share in distributions during the six month period. As of April 30, 2018, the distribution rate on market price was 11.39%.

Clough Global Equity Fund (GLQ)

The Clough Global Equity Fund (the “Equity Fund”), assuming the reinvestment of dividends, had a net return of 5.20% based on net asset value and 2.77% based on market price for the semi-annual period ending April 30, 2018. The MSCI World Index returned 3.68%. The fund paid $0.74 per share in distributions during the six month period. As of April 30, 2018, the distribution rate on market price was 11.35%.

Clough Global Opportunities Fund (GLO)

The Clough Global Opportunities Fund (the “Opportunities Fund”), assuming the reinvestment of all dividends, had a net return of 3.00% based on net asset value and -1.69% based on market price for the semi-annual period ending April 30, 2018. The fund’s blended benchmark (75% MSCI World Index and 25% Barclays U.S. Aggregate Index) returned 2.33%. The fund paid $0.61 per share in distributions during the six month period. As of April 30, 2018, the distribution rate on market price was 11.65%.

The Equity and Opportunities Funds had solid positive returns based on net asset value during the semiannual period from November 1, 2017 through April 30, 2018. The Dividend and Income Fund had negative returns due to rising interest rates and negative sentiment toward income-oriented equities. We would expect this type of divergence in returns amongst the funds during a period of rising interest rates.

TOP FIVE CONTRIBUTORS

CRISPR Therapeutics (CRSP) was a top contributor in the Equity and Opportunities Funds. CRISPR, a gene editing company, gained after reiterating it is on track to be the first U.S. based gene editing company to enter the clinical trials. CRISPR plans to initiate a phase 1/2 trial in the European Union in beta-thalassemia in the second half of 2018. Also, CRISPR announced its plans for an investigational new drug (“IND”) application in the United States by the end of 2018 for its CRISPR-based CAR-T therapy, CTX101.

Apellis Pharmaceuticals (APLS) was a top contributor in the Equity and Opportunities Funds. Apellis, a rare disease company, announced positive data for its phase 1b trial in paroxysmal nocturnal hemoglobinuria (“PNH”), a rare disease of the blood. Apellis expects to initiate a phase 3 trial in the second half of 2018. Apellis also expects to initiate a phase 3 trial in geographic atrophy in the second half of 2018.

Microsoft (MSFT) was a top contributor in the Dividend and Income Fund. MSFT is one of the winners in cloud computing. Microsoft Azure and Office 365 will continue to drive top line growth. This coupled with higher incremental margins as the cloud business scales and discipline on cost will drive strong earnings and free cash flow growth. Given these fundamentals, its valuation and return of capital profile, MSFT remains a core position in all three funds.

Carvana Co (CVNA) was one of the largest gainers in the Equity Fund. Carvana is an online used car retailer that, despite being founded only five years ago, already serves over 40% of the U.S. market. The company is growing revenues in excess of 100% annually by disrupting a large and fragmented industry (the largest used car retailer has only a 1.7% market share). Carvana entered 23 markets in 2017 and expects to enter 30-40 additional ones in 2018. It offers the customer a very attractive proposition by providing an online platform where a consumer can find, finance and purchase a car in less than 10 minutes, having chosen from a pooled inventory of over 10,000 vehicles at prices that are on average nearly $1,500 less than Kelley Blue Book values. Its unique business model deploys a capital-light market expansion strategy, building centralized inspection and reconditioning centers that give the company strong competitive advantages of scale. This contrasts with the traditional industry model of committing millions of dollars in investment in inventory, bricks and mortar, and selling, general and administrative expenses at dealerships offering limited inventory in each individual market.

We do not think Carvana’s valuation remotely reflects this combination of a huge growth opportunity, a great product offering, and scalable economics. Led by a talented founder-CEO with a significant ownership stake in the business, we anticipate the company is likely to continue to enjoy significant growth in revenue along with rapidly improving unit economics.

Amazon Corp (AMZN) was a top performer in the Equity and Opportunities Funds. Amazon is a widely held and well known company. What particularly attracts us at this point in the company’s development is the opportunity to leverage its Whole Foods acquisition. Amazon remains one of the world’s fastest growing companies, expanding revenues at a 25-30% rate while generating higher gross margins. New initiatives such as international expansion in Brazil, Australia and Singapore, improving convenience via grocery delivery and retailer partnerships, and above 40% growth in Amazon Web Services (Amazon’s cloud venture) are all contributors to its growth.

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

April 30, 2018 (Unaudited)

Bank of America (BAC) was a top performer in the Opportunities Fund and the Dividend and Income Fund. BAC, along with Citigroup and JP Morgan (also held in all three funds) are three of a handful of well capitalized and strongly franchised U.S. banks which have restructured their way to more consistent and profitable growth. Banks are now generating higher return on equity (“ROE”), they are earning more than their cost of capital and book values are growing. We believe that should lead higher stock prices to book ratios.

Mahindra and Mahindra (MM IN) is India's largest tractor company and a top contributor in all three funds. We believe that Prime Minister's Modi's efforts to improve the efficiency of the economy will benefit a large swath of India's population, but particularly India's farmers. With rising incomes, investments in productivity enhancing products such as tractors will increase. Our thesis was confirmed recently, as the company achieved its highest ever sales level in tractors, growing 22% over the previous year's levels. We are strong believers in India's consumption growth and the company should be a beneficiary of these trends over the coming years. In our view, the company is attractively valued versus its growth rates as well as compared to other consumption stories in India.

Larsen & Toubro (LT IN) was a top contributor in the Dividend and Income Fund. Larsen & Toubro is India’s largest engineering and construction company. India’s infrastructure needs remain very high driven by strong ambitions by the government and thus will be a core position for the funds in the future. The company currently has a substantial order book that should ensure strong growth in the coming years, and has outlined an ambitious five year plan where it hopes to double revenues and increase margins.

Finally, Ping An Insurance (2318 HK) was a top contributor to performance in the Dividend and Income Fund. A combination of favorable industry reform as well as rising incomes has produced a leading platform for sustained growth at an attractive valuation. Ping An is also the second largest peer-to-peer lender in China.

TOP FIVE DETRACTORS

Baker Hughes Corp (BHI) was the top detractor in all three funds. The position has subsequently been sold. We purchased Baker Hughes thinking that margins would expand in the company’s key Turbo Machinery and Process Controls business. But operating problems continue to linger in that business far longer than they should have, and we decided our investment was premature.

Kinder Morgan (KMI) was a top decliner in all three funds. Kinder Morgan is the largest energy infrastructure company in North America, operating approximately 85,000 miles of pipelines and 152 terminals. We view the business as a great way to gain exposure to North America’s prodigious natural gas production with little exposure to the volatile price of natural gas itself. The company derives 90% of its earnings before interest, taxes, depreciation and amortization (“EBITDA”) from multi-year fee-based contracts, with minimal re-contracting risk each year. While energy pricing and profitability have been on a roller coaster ride over the last few years, Kinder Morgan has benefited from a remarkably stable business model underpinned by unique assets such as the company’s Tennessee Gas and El Paso properties. Given that Kinder Morgan is organized as a C Corporation rather than a master limited partnership (“MLP”), the company pays a standard dividend which can grow over time. In contrast, MLPs pay out the bulk of their earnings and they can become cash short, so distributions are volatile. Founder Rich Kinder, who remains Chairman and retains a significant equity stake in the company, pioneered the use of the MLP structure in the 1990s, and was the first to convert back to a C Corporation, committing to internally fund all growth capital expenditure, share buybacks and dividends. Given these fundamentals, and noting a greater than 5% dividend yield and best-in-class dividend growth and coverage, we view Kinder Morgan’s valuation as very attractive

We wrote down a portion of the private investment in Fairway Energy in all three funds. Fairway is a crude oil storage company in the Houston area with a 10-million barrel storage terminal capable of receiving crude from the Permian Basin, the Eagle Ford Shale formation, as well as Canada/mid-continent production locations. The company’s utilization rates have been depressed by backwardation in the crude oil price curve, wherein deferred futures prices for crude are depressed relative to the price of near term deliveries. This discourages holding crude inventories and of course reduces demand for storage. In addition, the company currently faces intense competitive pressures and higher than expected transportation costs.

Bristol-Myers Squibb Company (BMY) was a top detractor in the Dividend and Income Fund. Bristol-Myers, a large pharmaceutical company, declined after competitor Merck announced positive data for its non-small cell lung cancer (NSCLC) treatment. This positive data puts Merck in a leadership position for the treatment, and puts Bristol Myers behind Merck as of the most recent data for each company

Clovis Oncology (CLVS) was a top detractor in the Equity and Opportunities Funds. Clovis, a biotech focused on ovarian cancer, generated sales that came in below street expectations during the quarter due to AstraZeneca’s competitive ovarian cancer drug Lynparza, which has taken market share faster than expected. Clovis is in the early stages of a launch for its ovarian cancer treatment.

Finally, the short position in W.W. Grainger (GWW) was the top detractor in all three Funds. While we believe that structural headwinds still persist, near term earnings and sentiment buoyed by tax reform and the prospect of higher inflation could help the company’s pricing and margins in the near term. The funds have covered this short position.

Semi-Annual Report | April 30, 2018	3

Clough Global Funds	Shareholder Letter

April 30, 2018 (Unaudited)

OUR LATEST THOUGHTS ON CHINA AND INDIA

As we noted in earlier letters, we think emerging market equities exposed to Asian consumption are where the best combination of both growth and value are currently found. Equities in both India and China have been underperforming ever since the aluminum and steel tariffs were announced but we think they will soon resume leadership. The contrast could not be more stark between the outlook for consumer spending in the U.S. and Asia.

INDIA

We think the best time to invest in emerging markets is when a dysfunctional financial sector is being restructured. In India that began in late 2016 when Prime Minister Modi’s demonetization policy drained the economy of most of its currency, forcing people to open bank accounts. This was transformational as people had to become accustomed to electronic payment systems and it put them into a position where they can access credit. People began to use debit and credit cards and e-wallets. It should be no surprise in India’s freewheeling capitalist economy that digital payment posts suddenly popped up everywhere to ease the process of adjustment.

The stock of gold in India historically has roughly been equal to the stock of deposits, both as a means of tax avoidance and a store of value. Tax receipts are now growing twice as fast as gross domestic product (“GDP”). The migration of those gold holdings to bank deposits is likely to lead to a sharp rise in the volume of financial assets, since deposits can be mobilized to grow the economy while gold cannot.

Private institutions are at the heart of this revolution. We believe that the best way currently to invest in housing in India is via private banks and mortgage lenders like HDFC Corp. and Indiabulls Financial. Indiabulls is the lesser known of the two companies but it is anticipated to grow 20% while sporting a price to earnings ratio of 12.5x forward earnings. The companies have avoided most of the lending pitfalls in India, hold higher quality assets and as a result enjoy lower funding costs. We think private financial companies can sell at much higher price to book ratios than they do today. They hold 50% of the low cost deposits but make up only 25% of the total market capitalization for banks. Housing for all by 2022 is a major government goal.

Secondly, the very public events surrounding Punjab National Bank, a state-owned bank which lent to the promoter of Gitanjali Gems, hurt Indian bank stocks when they were first reported, but the incident provided evidence that the new bankruptcy law, which establishes time limits within which insolvencies have to be resolved, is working. India’s public sector banks were notorious for allowing defaulted loans to persist, allowing asset stripping to continue along with them and dragging down bank solvency.

Third, India moved up the World Bank Ease of Doing Business Index, from 142 in 2014 to 100 in 2018. Regulations are being rationalized and infrastructure is improving. Japanese capital has been in India since the 1980s when Suzuki and Honda built facilities. Now these companies are building parts plants inside India to replace imported parts. Stock market and investment cycles tend to go hand in hand.

Fourth, the Goods and Services Tax removed a major productivity barrier and economies of scale can be realized for the first time. Before its implementation, trucks had to line up at each state border to calculate and pay taxes and companies could only build low volume manufacturing and logistics facilities in each of India’s 29 states to avoid hefty border taxes. Now they can deliver goods anywhere non-stop and a larger and far more efficient capital stock is being built. New highways are opening up. All of this is starting from a very low and unproductive base but the upside is large. Indian stocks have recently suffered from a bad market sell-off and a weak currency and they now offer good value in our opinion.

CHINA

China will continue to be in the news as other nations work out their relationships with this emerging giant and its authoritative political system. In the midst of noise over tariff levels, debt and corporate governance, more positive longer term trends should be kept in mind.

For one, financial regulations are moving in a market friendly direction. The merger of banking and insurance regulatory bodies is a move towards better governance and the clearing up of financial irresponsibility. The crackdown on shadow banking in China is deflationary but we think bullish as asset quality improves. Bank asset growth is slowing and the growth in bank claims on other financial institutions (banks lending to non-banks) has virtually come to a halt. Many loans which were disguised as wealth management products are now on bank balance sheets. All this seems bullish to us, particularly for bank profits. For one, consumer lending, which is far more profitable, rose from 24% of the total in 2014 to 45% in early 2018.

Chinese households are moving up the income scale and reaching income levels where demand for financial services emerges. The Financial Times estimates that China’s mutual fund industry could grow fivefold by 2025. Today, a mere 5% of China households’ assets are held in mutual funds. One beneficiary is Ping An, a diversified Chinese financial conglomerate with a strong insurance franchise. We see a major structural change occurring in China’s insurance industry. Insurance as a product is changing from a savings product, which can be a volatile source of profits, to a protection product, a far more stable business. The company’s growth, we think, can be 25% annually, yet the stock is priced at a 12x to 13x price to earnings multiple.

4	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

April 30, 2018 (Unaudited)

Secondly, we believe China will ultimately compromise on trade issues for two simple reasons. It is in their best interest and the U.S. has most of the leverage. It is already opening up education, healthcare and financial services to non-Chinese investors. Beijing is also likely to agree to American demands on issues like market accessibility and technology transfer.

The Chinese economy is becoming less imbalanced. The campaign to replace excessive investment by consumption is gaining steam and this should improve China’s profit profile. China’s GDP is up eight times since its World Trade Organization (“WTO”) admission in 2001. Much of that was investment driven but today China’s growth engines are far broader-based. Consumption represents 38% of GDP but provided 59% of the year’s growth largely due to a boom in services, which are far less capital intensive. Private savings rates remain high and now private investment, which rose 9% in the first quarter, is taking up the slack as government investment slows. The value of China’s more modern capital stock, particularly in technology, is unquestionably rising. Stock markets are ratifying this by breaking out of ten year trading ranges.

China has to restructure a good part of its capital stock and that will be costly. They are not building capacity haphazardly the way they once did. Some estimates have it that China may have to write down as much as 20% of GDP. We think China has the flexibility to do so. The economy boasts of a large current account surplus, has high domestic savings and a closed capital account and financial system. The U.S. made a similar adjustment from a manufacturing to a services economy in the 1980s with none of those advantages.

FIXED INCOME ALLOCATION

While we still maintain a long term low interest rate bias, we do recognize that rates, especially in the front end of the yield curve, are likely to go higher in 2018. We started repositioning the Dividend and Income Fund as well as the Opportunities Fund for this scenario at the end of 2017. Both funds allocated capital away from fixed income and into equities. The Dividend and Income Fund is now long 56% equities and 46% fixed income while the Opportunities Fund is now long 75% equities and 25% fixed income.

The funds have also taken a more conservative position within their fixed income holdings. In order to protect net asset value in a period when the Federal Reserve is raising interest rates, both the Dividend and Income and Opportunities Funds have reduced their duration to roughly 3 years (the duration of the Bloomberg Barclays U.S. Aggregate Index is roughly 6 years). We do not see significant price appreciation from a tightening in credit spreads and have limited our fixed income investments to U.S. Treasuries and investment Grade credit.

We still see attractive income and at fair prices in the commercial mortgage real estate investment trust (“REIT”) and business development company equities like Ares Capital Corp (ARCC) and Starwood Property Trust (STWD). Unlike traditional REITs, whose business models and ability to earn their dividends could come under pressure from rising interest rates, commercial mortgage REITs and business development companies are designed to grow earnings and dividends from rising interest rates in a healthy economy. We opt to invest in managers with a proven track record in credit across multiple business cycles. We think these names have the potential to increase in price from current levels in addition to the 8% to 10% dividends.

FUND DISCOUNT MANAGEMENT PROGRAM

The funds have taken a number of steps in the last year to shrink their price discount to net asset value. Throughout the past two years, Clough made a number of changes to reduce the expense ratios of the funds. Last year, the funds’ Board of Trustees (the “Board”) agreed to a managed distribution rate of 10% until July 2019. History has shown that funds with higher distribution rates tend to trade at more attractive valuations relative to net asset value. Finally, the Board also implemented a significant tender offer in November at 98.5% of net asset value. Clough and the Board will continue to look for other opportunities to take shareholder friendly actions that we believe will also shrink the funds’ price discount to net asset value.

If you have any question, please contact Kevin McNally at 617-204-3411.

Sincerely,

Chuck Clough

Robert M. Zdunczyk

Semi-Annual Report | April 30, 2018	5

Clough Global Funds	Shareholder Letter

April 30, 2018 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the NYSE American LLC, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States, including government, corporate, and international dollar denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

6	www.cloughglobal.com

Clough Global Funds	Portfolio Allocation

April 30, 2018 (Unaudited)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Microsoft Corp.	4.09%
2. Starwood Property Trust, Inc.	2.81%
3. Ares Capital Corp.	2.44%
4. Larsen & Toubro, Ltd.	2.24%
5. Housing Development Finance Corp.	2.12%
6. Citigroup, Inc.	2.00%
7. Pfizer, Inc.	1.97%
8. Blackstone Mortgage Trust, Inc.	1.93%
9. JPMorgan Chase & Co.	1.88%
10. Airbus SE	1.81%

CLOUGH GLOBAL EQUITY FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Starwood Property Trust, Inc.	3.15%
2. Blackstone Mortgage Trust, Inc.	2.92%
3. Microsoft Corp.	2.81%
4. Ares Capital Corp.	2.79%
5. GCI Liberty, Inc.	2.71%
6. Facebook, Inc.	2.36%
7. Housing Development Finance Corp.	2.31%
8. Larsen & Toubro, Ltd.	2.16%
9. Citigroup, Inc.	2.03%
10. Mahindra & Mahindra, Ltd.	1.98%

CLOUGH GLOBAL OPPORTUNITIES FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Starwood Property Trust, Inc.	2.92%
2. GCI Liberty, Inc.	2.57%
3. Facebook, Inc.	2.34%
4. Ares Capital Corp.	2.20%
5. Microsoft Corp.	2.17%
6. Housing Development Finance Corp.	2.13%
7. Mahindra & Mahindra, Ltd.	2.06%
8. Citigroup, Inc.	2.01%
9. Blackstone Mortgage Trust, Inc.	1.99%
10. JPMorgan Chase & Co.	1.95%

Holdings are subject to change.

*	Only long positions are listed.

Semi-Annual Report | April 30, 2018	7

Clough Global Dividend and Income Fund	Portfolio Allocation

April 30, 2018 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock - US	27.28%
Common Stock - Foreign	13.11%
Exchange Traded Funds	-0.39%
Participation Notes	0.70%
Total Return Swap Contracts	7.23%
Total Equities	47.93%
Corporate Debt	30.06%
Government L/T	7.76%
Preferred Stock	4.33%
Asset/ Mortgage Backed	3.20%
Total Fixed Income	45.35%
Short-Term Investments	5.52%
Other (Cash)	1.20%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	112.0%	-4.3%	116.3%	107.7%
India	13.0%	0.0%	13.0%	13.0%
China	11.3%	0.0%	11.3%	11.3%
U.S. Multinationals*	12.0%	-4.3%	16.3%	7.7%
United Kingdom	4.5%	0.0%	4.5%	4.5%
Japan	3.4%	-0.5%	3.9%	2.9%
France	2.7%	0.0%	2.7%	2.7%
Germany	2.5%	-0.6%	3.1%	1.9%
South Korea	0.9%	0.0%	0.9%	0.9%
Hong Kong	0.5%	0.0%	0.5%	0.5%
Other	0.4%	-2.4%	2.8%	-2.0%
TOTAL INVESTMENTS	163.2%	-12.1%	175.3%	151.1%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Global Securities Holdings^	% of Total Portfolio
United States	71.28%
India	8.62%
China	7.45%
U.S. Multinationals*	5.05%
United Kingdom	2.99%
Japan	1.94%
France	1.81%
Germany	1.29%
South Korea	0.57%
Hong Kong	0.30%
Other	-1.30%
TOTAL INVESTMENTS	100.00%

8	www.cloughglobal.com

Clough Global Equity Fund	Portfolio Allocation

April 30, 2018 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock - US	48.21%
Common Stock - Foreign	21.46%
Exchange Traded Funds	-0.38%
Participation Notes	0.70%
Total Return Swap Contracts	8.74%
Total Equities	78.73%
Government L/T	4.19%
Preferred Stock	3.25%
Corporate Debt	0.87%
Total Fixed Income	8.31%
Short-Term Investments	12.85%
Other (Cash)	0.11%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	106.7%	-6.9%	113.6%	99.8%
India	15.5%	0.0%	15.5%	15.5%
U.S. Multinationals*	14.2%	-4.3%	18.5%	9.9%
China	8.5%	0.0%	8.5%	8.5%
Switzerland	3.4%	0.0%	3.4%	3.4%
Japan	3.3%	-0.5%	3.8%	2.8%
France	2.6%	0.0%	2.6%	2.6%
United Kingdom	2.1%	0.0%	2.1%	2.1%
South Korea	1.8%	0.0%	1.8%	1.8%
Belgium	0.5%	0.0%	0.5%	0.5%
Other	2.3%	-3.0%	5.3%	-0.7%
TOTAL INVESTMENTS	160.9%	-14.7%	175.6%	146.2%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Global Securities Holdings^	% of Total Portfolio
United States	68.19%
India	10.58%
U.S. Multinationals*	6.78%
China	5.80%
Switzerland	2.34%
Japan	1.94%
France	1.80%
United Kingdom	1.44%
South Korea	1.25%
Belgium	0.37%
Other	-0.49%
TOTAL INVESTMENTS	100.00%

Semi-Annual Report | April 30, 2018	9

Clough Global Opportunities Fund	Portfolio Allocation

April 30, 2018 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock - US	34.94%
Common Stock - Foreign	19.36%
Exchange Traded Funds	-0.39%
Participation Notes	0.73%
Total Return Swap Contracts	7.75%
Total Equities	62.39%
Corporate Debt	18.56%
Government L/T	7.24%
Preferred Stock	2.19%
Asset/ Mortgage Backed	1.46%
Total Fixed Income	29.45%
Short-Term Investments	8.16%
Other (Cash)	0.00%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	104.7%	-7.2%	111.9%	97.5%
India	13.6%	0.0%	13.6%	13.6%
U.S. Multinationals*	17.3%	-4.3%	21.6%	13.0%
China	9.6%	0.0%	9.6%	9.6%
United Kingdom	3.7%	0.0%	3.7%	3.7%
Switzerland	3.6%	0.0%	3.6%	3.6%
Japan	4.1%	-0.5%	4.6%	3.6%
France	2.7%	0.0%	2.7%	2.7%
South Korea	1.9%	0.0%	1.9%	1.9%
Canada	1.7%	0.0%	1.7%	1.7%
Other	0.9%	-3.0%	3.9%	-2.1%
TOTAL INVESTMENTS	163.8%	-15.0%	178.8%	148.8%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.

^	Includes securities sold short, derivative contracts and foreign cash balances.

†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Global Securities Holdings^	% of Total Portfolio
United States	65.58%
India	9.17%
U.S. Multinationals*	8.75%
China	6.48%
United Kingdom	2.49%
Switzerland	2.40%
Japan	2.39%
France	1.79%
South Korea	1.24%
Canada	1.12%
Other	-1.41%
TOTAL INVESTMENTS	100.00%

10	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 67.72%
Consumer Discretionary 5.97%
DR Horton, Inc.(a)(b)	39,626	$1,749,092
The Home Depot, Inc.	2,800	517,440
Lennar Corp. - Class A(a)(b)	30,500	1,613,145
Panasonic Corp.	93,700	1,398,814
PulteGroup, Inc.(a)(b)	13,100	397,716
		5,676,207

Energy 1.79%
Fairway Energy LP(c)(d)(e)(f)(g)	130,700	322,175
Kinder Morgan, Inc.(a)(b)	87,200	1,379,504
		1,701,679

Financials 33.91%
Ares Capital Corp.(a)	218,800	3,509,552
Bank of America Corp.(a)(b)	86,491	2,587,811
Blackstone Mortgage Trust, Inc.- Class A(a)	89,700	2,767,245
China Life Insurance Co., Ltd. - Class H	306,000	877,221
Citigroup, Inc.(a)(b)	42,130	2,876,215
Community Healthcare Trust, Inc.(a)	94,900	2,419,950
Country Garden Holdings Co., Ltd.	582,000	1,202,760
Global Medical REIT, Inc.(a)	77,000	599,830
Golub Capital BDC, Inc.(a)	89,700	1,614,600
JPMorgan Chase & Co.(a)(b)	24,800	2,697,744
Ladder Capital Corp.(a)	49,218	684,130
Longfor Properties Co., Ltd.	260,500	786,613
Morgan Stanley(a)	19,700	1,016,914
Ping An Insurance Group Co. of China, Ltd. - Class H	89,000	879,380
Postal Savings Bank Of China Co., Ltd. - Class H	1,676,000	1,157,386
Solar Capital, Ltd.(a)	82,500	1,681,350
Starwood Property Trust, Inc.(a)	192,800	4,041,088
TPG Specialty Lending, Inc.(a)	47,300	854,238
		32,254,027

Health Care 6.13%
Amgen, Inc.(a)(b)	9,300	1,622,664
Bristol-Myers Squibb Co.(a)(b)	26,387	1,375,554
Pfizer, Inc.(a)(b)	77,400	2,833,614
		5,831,832

Industrials 4.47%
Airbus SE	22,141	2,604,231
Ashtead Group PLC	58,807	1,645,909
		4,250,140

Information Technology 14.55%
Autohome, Inc. - ADR	11,900	1,160,845
	Shares	Value
Information Technology (continued)
Cognizant Technology Solutions Corp. - Class A	10,000	$818,200
Keyence Corp.	1,400	857,647
Lam Research Corp.(a)(b)	4,900	906,794
Microsoft Corp.(a)(b)	62,800	5,873,056
Monolithic Power Systems, Inc.(a)	7,600	889,960
Nintendo Co., Ltd.	1,206	509,340
NVIDIA Corp.(a)	3,600	809,640
Pegatron Corp.	172,000	404,036
SK Hynix, Inc.	10,286	813,789
Tencent Holdings, Ltd.	16,100	802,061
		13,845,368

Telecommunication Services 0.90%
China Mobile, Ltd.	89,000	852,733

TOTAL COMMON STOCKS
(Cost $61,773,569)		64,411,986

CLOSED-END FUNDS 2.72%
Alpine Total Dynamic Dividend Fund(a)(b)	87,100	783,900
Eaton Vance Tax-Managed Global Diversified Equity Income Fund(a)	40,000	367,200
Gabelli Equity Trust, Inc.(a)	32,800	200,736
KKR Income Opportunities Fund(a)	26,600	423,206
Liberty All-Star Equity Fund(a)	63,200	395,000
Wells Fargo Multi-Sector Income Fund(a)	32,500	421,200
		2,591,242

TOTAL CLOSED-END FUNDS
(Cost $2,727,718)		2,591,242

PARTICIPATION NOTES 1.06%
Consumer Discretionary 1.06%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	124,100	1,010,712

TOTAL PARTICIPATION NOTES
(Cost $779,225)		1,010,712

PREFERRED STOCKS 6.55%
Annaly Capital Management, Inc.
Series G, 6.500%(a)(b)(c)(h)	37,476	901,673

Semi-Annual Report | April 30, 2018	11

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares	Value
PREFERRED STOCKS (continued)
Ares Management LP
Series A, 7.000%(a)	35,000	$911,750
First Republic Bank
Series D, 5.500%(a)(b)	35,000	896,000
Global Medical REIT, Inc.
Series A, 7.500%(a)	10,900	267,595
MTGE Investment Corp.
Series A, 8.125%(a)	10,640	273,767
PennyMac Mortgage Investment Trust
Series A, 3M US L +5.831%(a)(b)(h)	22,000	565,400
Series B, 3M US L + 5.99%(a)(b)(h)	10,000	251,300
Summit Hotel Properties, Inc.
Series E, 6.250%(a)(b)	40,000	940,800
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(b)	28,500	740,145
Series C, 3M US L + 5.011%(a)(h)	20,000	479,400
		6,227,830

TOTAL PREFERRED STOCKS
(Cost $6,198,314)		6,227,830

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 45.40%
Bank of America Corp.
10/21/2022, 2.503%(a)(b)	$1,000,000	956,612
BMW US Capital LLC
09/15/2021, 1.850%	500,000	476,988
09/15/2021, 1.850%(a)(b)(d)	1,000,000	953,764
BP Capital Markets PLC
05/10/2019, 2.237%(a)(b)	1,000,000	994,029
09/19/2022, 2.520%(a)	700,000	677,115
Branch Banking & Trust Co.
06/01/2020, 2.250%(a)	500,000	491,850
Citigroup, Inc.
04/25/2022, 2.750%(a)	1,000,000	972,785
Citizens Bank National Association
03/14/2019, 2.500%(a)(b)	1,000,000	998,347
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(b)(d)	1,325,000	1,332,091
Discovery Communications LLC
06/15/2022, 3.500%(d)	1,000,000	990,007
DR Horton, Inc.
12/01/2020, 2.550%(a)(b)	1,000,000	981,848
EI du Pont de Nemours & Co.
05/01/2020, 2.200%(a)	650,000	640,906
First Republic Bank
06/17/2019, 2.375%(a)(b)	1,000,000	992,995

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Ford Motor Credit Co. LLC
05/04/2023, 3.096%(a)(b)	$1,000,000	$954,194
Goldman Sachs Group, Inc.
10/31/2022, 3M US L + 0.821%(a)(b)(h)	1,000,000	975,488
Hercules Capital, Inc.
10/23/2022, 4.625%(a)(b)	1,000,000	1,003,186
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(a)(d)	750,000	787,935
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(b)(d)	1,000,000	973,406
06/27/2022, 2.500%(d)	1,000,000	963,134
Jersey Central Power & Light Co.
06/15/2018, 4.800%(a)(b)	1,000,000	1,002,025
JPMorgan Chase & Co.
09/23/2022, 3.250%(a)(b)	1,000,000	990,268
Series I, Perpetual Maturity, 3M US L + 3.47%(h)(i)	1,000,000	1,008,750
Lennar Corp.
01/15/2022, 4.125%(a)(b)	1,000,000	1,000,000
Lockheed Martin Corp.
11/23/2020, 2.500%	1,000,000	988,751
Main Street Capital Corp.
12/01/2019, 4.500%(a)(b)	1,000,000	1,002,061
12/01/2022, 4.500%(a)	500,000	493,471
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(a)(b)	1,000,000	983,862
05/18/2022, 2.500%(a)(b)	1,000,000	964,981
Masco Corp.
04/01/2021, 3.500%	1,000,000	1,000,460
Mitsubishi UFJ Trust & Banking Corp.
10/16/2019, 2.450%(a)(d)	500,000	495,850
Monsanto Co.
07/15/2022, 2.200%(a)	1,000,000	942,791
Morgan Stanley
05/19/2022, 2.750%(a)(b)	1,000,000	970,402
Penske Truck Leasing Co. LP / PTL Finance Corp.
03/14/2023, 2.700%(a)(d)	1,000,000	954,264
Philip Morris International, Inc.
08/22/2022, 2.500%(a)	750,000	721,920
PNC Bank National Association
11/05/2020, 2.450%(a)(b)	650,000	639,140
PNC Financial Services Group, Inc.
08/11/2020, 4.375%(a)	1,000,000	1,026,072
Solar Capital, Ltd.
01/20/2023, 4.500%(a)	500,000	479,033
Southwest Airlines Co.
11/16/2022, 2.750%(a)	1,000,000	969,172
Tencent Holdings, Ltd.
05/02/2019, 3.375%(a)	1,000,000	1,003,655
01/19/2023, 2.985%(a)(d)	1,000,000	968,538

12	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
TPG Specialty Lending, Inc.
01/22/2023, 4.500%	$750,000	$740,591
Visa, Inc.
12/14/2022, 2.800%(a)	750,000	736,809
Volkswagen Group of America Finance LLC
11/20/2019, 2.450%(a)(b)(d)	1,000,000	988,990
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(a)(b)	1,000,000	961,112
Series K, Perpetual Maturity, 3M US L + 3.77%(a)(b)(h)(i)	1,057,000	1,070,212
Welltower, Inc.
04/01/2019, 4.125%(a)(b)	1,000,000	1,008,468
Xcel Energy, Inc.
03/15/2021, 2.400%(a)(b)	2,000,000	1,956,785

TOTAL CORPORATE BONDS
(Cost $44,004,162)		43,185,113

ASSET/MORTGAGE BACKED SECURITIES 4.84%
Federal Home Loan Mortgage Corp.- REMICS
Series 2017-4707, Class AD, 07/15/2047, 2.500%(a)	949,778	929,299
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%	793,953	757,799
Government National Mortgage Association - REMICS
Series 2012-125, Class AB, 02/16/2053, 2.111%(a)(h)	612,974	573,913
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	981,004	994,125
Series 2016-10A, Class 1, 03/10/2026, 2.507%	483,346	472,902
Series 2018-10A, Class 1, 03/10/2028, 3.187%	750,000	743,938
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	118,437	127,488

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $4,706,364)		4,599,464

GOVERNMENT & AGENCY OBLIGATIONS 11.72%
U.S. Treasury Bonds
11/15/2026, 6.500%(a)	1,600,000	2,031,750
08/15/2029, 6.125%(a)	1,250,000	1,628,686
05/15/2030, 6.250%(a)	1,000,000	1,331,133
Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
02/15/2038, 4.375%(a)	$1,000,000	$1,201,895
U.S. Treasury Notes
02/28/2019, 1.375%(a)	1,250,000	1,241,162
04/30/2019, 1.625%(a)	1,250,000	1,241,919
06/30/2019, 1.625%(a)	1,000,000	992,070
10/31/2019, 1.500%	500,000	493,272
12/31/2019, 1.625%(a)	1,000,000	986,777

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $11,585,355)		11,148,664

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 8.34%
Money Market Funds 4.16%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.556%7-day yield)	3,566,756	3,566,756
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio (1.576% 7-day yield)	388,622	388,622

U.S. Treasury Bills 4.18%
U.S. Treasury Bills
06/21/2018, 1.011%(a)(j)	$1,250,000	1,247,025
08/16/2018, 1.012%(a)(j)	1,500,000	1,491,778
12/06/2018, 1.590%(j)	1,250,000	1,236,160
		3,974,963
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,930,624)		7,930,341

Total Investments - 148.35%
(Cost $139,705,331)		141,105,352

Liabilities in Excess of Other Assets - (48.35%)(k)		(45,990,749)

NET ASSETS - 100.00%		$95,114,603

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (9.44%)
Financials (1.38%)
Deutsche Bank AG	(41,300)	(564,158)
Santander Consumer USA Holdings, Inc.	(40,500)	(747,225)
		(1,311,383)

Semi-Annual Report | April 30, 2018	13

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Health Care (0.41%)
McKesson Corp.	(2,480)	$(387,401)

Industrials (0.76%)
Triumph Group, Inc.	(30,600)	(723,690)

Information Technology (4.73%)
AU Optronics Corp. - Sponsored ADR	(68,500)	(272,630)
Cirrus Logic, Inc.	(6,400)	(233,408)
F5 Networks, Inc.	(4,500)	(733,905)
International Business Machines Corp.	(10,729)	(1,555,276)
LINE Corp. - Sponsored ADR	(13,200)	(476,256)
Manhattan Associates, Inc.	(22,000)	(947,320)
Skyworks Solutions, Inc.	(3,300)	(286,308)
		(4,505,103)

Materials (2.16%)
Albemarle Corp.	(13,100)	(1,270,176)
FMC Corp.	(9,800)	(781,354)
		(2,051,530)

TOTAL COMMON STOCKS
(Proceeds $9,243,262)		(8,979,107)

EXCHANGE TRADED FUNDS (0.59%)
United States Natural Gas Fund LP	(24,650)	(556,104)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $742,664)		(556,104)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,985,926)		$(9,535,211)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2018 was 2.36%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2018, the aggregate value of those securities was $101,156,980, representing 106.35% of net assets. (See Note 1 and Note 6).

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2018.

(c)	Non-income producing security.

(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2018, these securities had an aggregate value of $10,740,866 or 11.29% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2018, these securities had a total value of $322,175 or 0.34% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2018, these securities had an aggregate value of $322,175 or 0.34% of total net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).

(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

14	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$443,403	143 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$509,619	$66,216
Morgan Stanley	Hero MotoCorp, Ltd.	942,718	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,001,232	58,514
Credit Suisse	Housing Development Finance Corp.	272,383	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	395,020	122,637
Morgan Stanley	Housing Development Finance Corp.	2,020,030	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,645,862	625,832
Credit Suisse	Indiabulls Housing Finance	1,300,748	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,660,207	359,459
Morgan Stanley	ITC, Ltd.	810,574	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	873,592	63,018
Credit Suisse	Larsen & Toubro, Ltd.	1,388,142	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,451,176	1,063,034
Morgan Stanley	Larsen & Toubro, Ltd.	568,927	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	767,955	199,028
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,932,799	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,084,614	151,815
		$9,679,724				$12,389,277	$2,709,553

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Sociedad Quimica	$(1,394,573)	1 D FEDEF -325 bps	1 D FEDEF	02/03/2020	$(1,485,982)	$(91,409)
Morgan Stanley	United Microelectronics Corp.	(495,651)	1D FEDEF -50 bps	1 D FEDEF	07/25/2019	(521,157)	(25,506)
		$(1,890,224)				$(2,007,139)	$(116,915)
		$7,789,500				$10,382,138	$2,592,638

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2018	15

Clough Global Equity Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 110.27%
Consumer Discretionary 13.33%
Amazon.com, Inc.(a)(b)(c)	2,780	$4,353,841
Carvana Co.(a)(b)	165,500	4,337,755
DR Horton, Inc.(b)(c)	71,621	3,161,351
The Home Depot, Inc.(b)	4,600	850,080
Lennar Corp. - Class A(b)(c)	52,800	2,792,592
Panasonic Corp.	152,900	2,282,591
PulteGroup, Inc.(b)(c)	27,600	837,936
TRI Pointe Group, Inc.(a)(b)(c)	29,300	501,323
Wayfair, Inc. - Class A(a)(b)(c)	11,000	685,300
zooplus AG(a)	6,862	1,425,287
		21,228,056

Consumer Staples 0.98%
Orion Corp.	13,383	1,560,024

Energy 1.69%
Fairway Energy LP(a)(d)(e)(f)(g)	217,600	536,384
Kinder Morgan, Inc.(b)(c)	135,900	2,149,938
		2,686,322

Financials 36.79%
Arbor Realty Trust, Inc.(b)	172,300	1,509,348
Ares Capital Corp.(b)	405,800	6,509,032
Bank of America Corp.(b)(c)	142,105	4,251,782
Blackstone Mortgage Trust, Inc. - Class A(b)	220,900	6,814,765
China Life Insurance Co., Ltd. - Class H	284,000	814,153
Citigroup, Inc.(b)(c)	69,119	4,718,754
Community Healthcare Trust, Inc.(b)	45,800	1,167,900
Country Garden Holdings Co., Ltd.	953,000	1,969,467
Credit Acceptance Corp.(a)(b)(c)	7,020	2,322,497
Global Medical REIT, Inc.(b)	121,000	942,590
Golub Capital BDC, Inc.(b)	185,809	3,344,562
Granite Point Mortgage Trust, Inc.(b)(c)	63,800	1,061,632
JPMorgan Chase & Co.(b)(c)	40,900	4,449,102
Ladder Capital Corp.(b)	117,779	1,637,128
Longfor Properties Co., Ltd.	426,000	1,286,361
Morgan Stanley(b)	32,300	1,667,326
Ping An Insurance Group Co. of China, Ltd. - Class H	145,200	1,434,675
Postal Savings Bank Of China Co., Ltd. - Class H	1,677,000	1,158,077
Solar Capital, Ltd.(b)	99,100	2,019,658
Starwood Property Trust, Inc.(b)	350,500	7,346,480
TCG BDC, Inc.(b)(c)	62,500	1,118,125
TPG Specialty Lending, Inc.(b)	56,700	1,024,002
		58,567,416

	Shares	Value
Health Care 19.54%
Align Technology, Inc.(a)(b)(c)	6,300	$1,574,055
Amgen, Inc.(b)(c)	7,670	1,338,262
Apellis Pharmaceuticals, Inc.(a)(b)	48,300	1,164,513
Apellis Pharmaceuticals, Inc. - Private Placement(a)(d)(e)(f)	56,297	1,354,303
ARMO Biosciences, Inc.(a)(b)	7,300	194,326
BioMarin Pharmaceutical, Inc.(a)(b)(c)	7,400	617,974
Boston Scientific Corp.(a)(b)(c)	54,000	1,550,880
Bristol-Myers Squibb Co.(b)(c)	29,116	1,517,817
Cardiome Pharma Corp.(a)	355,500	835,425
Celgene Corp.(a)(b)(c)	13,200	1,149,720
Centrexion Therapeutics(a)(d)(e)(f)(g)	416,666	749,999
CRISPR Therapeutics AG(a)(b)(c)	86,167	4,037,786
Express Scripts Holding Co.(a)(b)(c)	21,400	1,619,980
Galapagos NV - Sponsored ADR(a)(b)(c)	9,800	873,474
GW Pharmaceuticals PLC - ADR(a)(b)	4,590	610,057
Halyard Health, Inc.(a)(b)	23,300	1,103,721
Illumina, Inc.(a)(b)(c)	6,610	1,592,547
Intra-Cellular Therapies, Inc.(a)(b)	82,100	1,430,182
Pfizer, Inc.(b)(c)	46,900	1,717,009
Sienna Biopharmaceuticals, Inc.(a)(b)	109,831	2,106,558
Teladoc, Inc.(a)(b)(c)	68,800	2,958,400
Vertex Pharmaceuticals, Inc.(a)(b)(c)	6,610	1,012,388
		31,109,376

Industrials 5.33%
Airbus SE	35,610	4,188,458
Ashtead Group PLC	97,726	2,735,186
TransDigm Group, Inc.(b)	4,900	1,570,793
		8,494,437

Information Technology 28.64%
Alphabet, Inc. - Class C(a)(b)(c)	3,795	3,860,768
Autohome, Inc. - ADR	19,600	1,911,980
Baozun, Inc. - Sponsored ADR(a)(b)(c)	26,600	1,223,334
Box, Inc. - Class A(a)(b)	46,100	1,053,846
Cognizant Technology Solutions Corp. - Class A(b)	16,600	1,358,212
Facebook, Inc. - Class A(a)(b)(c)	32,025	5,508,300
GTT Communications, Inc.(a)(b)(c)	32,700	1,571,235
Keyence Corp.	2,300	1,408,992
Lam Research Corp.(b)(c)	6,630	1,226,948
LogMeIn, Inc.(b)(c)	22,900	2,523,580

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares	Value
Information Technology (continued)
Microsoft Corp.(b)(c)	70,000	$6,546,400
Mimecast, Ltd.(a)	42,200	1,605,710
Monolithic Power Systems, Inc.(b)	12,300	1,440,330
Nintendo Co., Ltd.	3,819	1,612,909
NVIDIA Corp.(b)	5,900	1,326,910
Pegatron Corp.	291,000	683,572
Qorvo, Inc.(a)(b)	9,300	626,820
salesforce.com, Inc.(a)(b)	6,000	725,940
ServiceNow, Inc.(a)(b)(c)	16,200	2,691,468
SK Hynix, Inc.	17,213	1,361,826
Tencent Holdings, Ltd.	13,400	667,554
ViaSat, Inc.(a)(b)(c)	35,442	2,267,579
Weibo Corp. - Sponsored ADR(a)(b)(c)	12,400	1,420,048
WNS Holdings, Ltd. - ADR(a)(b)	19,900	973,707
		45,597,968

Telecommunication Services 3.97%
GCI Liberty, Inc. - Class A(a)(b)(c)	141,721	6,320,756

TOTAL COMMON STOCKS
(Cost $163,876,418)		175,564,355

CLOSED-END FUNDS 2.63%
Alpine Total Dynamic Dividend Fund(b)(c)	139,400	1,254,600
Eaton Vance Tax-Managed Global Diversified Equity Income Fund(b)	64,700	593,946
Gabelli Equity Trust, Inc.(b)	53,200	325,584
KKR Income Opportunities Fund(b)	43,100	685,721
Liberty All-Star Equity Fund(b)	102,400	640,000
Wells Fargo Multi-Sector Income Fund(b)	52,700	682,992
		4,182,843

TOTAL CLOSED-END FUNDS
(Cost $4,402,467)		4,182,843

PARTICIPATION NOTES 1.02%
Consumer Discretionary 1.02%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	199,900	1,628,053

TOTAL PARTICIPATION NOTES
(Cost $1,255,437)		1,628,053
	Shares	Value
PREFERRED STOCKS 4.75%
Annaly Capital Management, Inc.
Series G, 6.500%(a)(b)(h)	60,000	$1,443,600
Ares Management LP
Series A, 7.000%(b)	71,000	1,849,550
Global Medical REIT, Inc.
Series A, 7.500%(b)	17,700	434,535
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(c)(h)	28,000	719,600
Series B, 3M US L + 5.99%(b)(h)	10,000	251,300
Summit Hotel Properties, Inc.
Series E, 6.250%(b)(c)	40,000	940,800
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(c)	51,000	1,324,470
Series C, 3M US L + 5.011%(b)(h)	25,000	599,250
		7,563,105

TOTAL PREFERRED STOCKS
(Cost $7,499,619)		7,563,105

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 1.27%
Wells Fargo & Co.
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	$2,000,000	2,025,000

TOTAL CORPORATE BONDS
(Cost $2,029,000)		2,025,000

GOVERNMENT & AGENCY OBLIGATIONS 6.13%
U.S. Treasury Bonds
11/15/2026, 6.500%(b)	1,600,000	2,031,750
08/15/2029, 6.125%(b)	2,500,000	3,257,373
U.S. Treasury Notes
02/28/2019, 1.375%(b)	2,250,000	2,234,092
04/30/2019, 1.625%	2,250,000	2,235,454

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $10,233,922)		9,758,669

Semi-Annual Report | April 30, 2018	17

Clough Global Equity Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 18.81%
Money Market Funds 11.93%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.556% 7-day yield)	18,132,823	$18,132,823

Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio (1.576% 7-day yield)	853,865	853,865

U.S. Treasury Bills 6.88%
U.S. Treasury Bills
06/07/2018, 0.288%(b)(j)	$5,000,000	4,991,611
06/21/2018, 1.011%(b)(j)	2,250,000	2,244,645
08/16/2018, 1.012%(b)(j)	1,500,000	1,491,777
12/06/2018, 1.590%(b)(j)	2,250,000	2,225,089
		10,953,122

TOTAL SHORT-TERM INVESTMENTS
(Cost $29,941,055)		29,939,810

Total Investments - 144.88%
(Cost $219,237,918)		230,661,835

Liabilities in Excess of Other Assets - (44.88%)(k)		(71,448,001)

NET ASSETS - 100.00%		$159,213,834

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (10.92%)
Consumer Staples (1.26%)
Walgreens Boots Alliance, Inc.	(30,200)	(2,006,790)

Financials (1.34%)
Deutsche Bank AG	(67,100)	(916,586)
Santander Consumer USA Holdings, Inc.	(66,100)	(1,219,545)
		(2,136,131)

Health Care (0.67%)
Editas Medicine, Inc.	(14,500)	(455,300)
McKesson Corp.	(3,880)	(606,095)
		(1,061,395)

Industrials (0.76%)
Triumph Group, Inc.	(51,500)	(1,217,975)
SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (4.75%)
AU Optronics Corp. - Sponsored ADR	(145,200)	$(577,896)
Cirrus Logic, Inc.	(10,500)	(382,935)
F5 Networks, Inc.	(7,500)	(1,223,175)
International Business Machines Corp.	(17,849)	(2,587,391)
LINE Corp. - Sponsored ADR	(21,600)	(779,328)
Manhattan Associates, Inc.	(35,900)	(1,545,854)
Skyworks Solutions, Inc.	(5,400)	(468,504)
		(7,565,083)

Materials (2.14%)
Albemarle Corp.	(21,800)	(2,113,728)
FMC Corp.	(16,200)	(1,291,626)
		(3,405,354)

TOTAL COMMON STOCKS
(Proceeds $17,922,406)		(17,392,728)

EXCHANGE TRADED FUNDS (0.56%)
United States Natural Gas Fund LP	(39,325)	(887,172)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,184,786)		(887,172)

TOTAL SECURITIES SOLD SHORT
(Proceeds $19,107,192)		$(18,279,900)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2018 was 2.36%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2018, the aggregate value of those securities was $165,302,951, representing 103.82% of net assets. (See Note 1 and Note 6).
(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2018.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2018, these securities had an aggregate value of $4,268,739 or 2.68% of net assets.

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

April 30, 2018 (Unaudited)

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2018, these securities had a total value of $2,640,686 or 1.66% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2018, these securities had an aggregate value of $2,640,686 or 1.66% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

Semi-Annual Report | April 30, 2018	19

Clough Global Equity Fund	Statement of Investments

April 30, 2018 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$2,348,400	143 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$2,738,512	$390,112
Morgan Stanley	Hero MotoCorp, Ltd.	1,520,530	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,613,244	92,714
Credit Suisse	Housing Development Finance Corp.	765,588	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,110,282	344,694
Morgan Stanley	Housing Development Finance Corp.	3,254,547	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	4,262,850	1,008,303
Credit Suisse	Indiabulls Housing Finance	2,133,481	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,743,153	609,672
Morgan Stanley	ITC, Ltd.	1,451,310	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,566,998	115,688
Credit Suisse	Larsen & Toubro, Ltd.	2,141,517	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	3,817,442	1,675,925
Morgan Stanley	Larsen & Toubro, Ltd.	906,980	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,224,287	317,307
Credit Suisse	Mahindra & Mahindra, Ltd.	1,374,538	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,664,425	289,887
Morgan Stanley	Mahindra & Mahindra, Ltd.	2,734,133	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,949,566	215,433
		$18,631,024				$23,690,759	$5,059,735

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Sociedad Quimica	$(2,300,598)	1 D FEDEF -325 bps	1 D FEDEF	02/03/2020	$(2,450,454)	$(149,856)
Morgan Stanley	United Microelectronics Corp.	(813,015)	1D FEDEF -50 bps	1 D FEDEF	07/25/2019	(854,984)	(41,969)
		$(3,113,613)				$(3,305,438)	$(191,825)
		$15,517,411				$20,385,321	$4,867,910

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 91.78%
Consumer Discretionary 9.29%
Amazon.com, Inc.(a)(b)(c)	6,674	$10,452,352
DR Horton, Inc.(b)(c)	163,901	7,234,590
The Home Depot, Inc.	11,100	2,051,280
Lennar Corp. - Class A(b)(c)	123,800	6,547,782
Panasonic Corp.	380,800	5,684,830
PulteGroup, Inc.(b)(c)	54,800	1,663,728
Wayfair, Inc. - Class A(a)(b)(c)	26,500	1,650,950
		35,285,512

Consumer Staples 0.99%
Orion Corp.	32,323	3,767,814

Energy 1.73%
Fairway Energy LP(a)(d)(e)(f)(g)	536,000	1,321,240
Kinder Morgan, Inc.(b)(c)	330,900	5,234,838
		6,556,078

Financials 30.71%
Ares Capital Corp.(b)	773,900	12,413,356
Bank of America Corp.(b)(c)	342,910	10,259,867
Blackstone Mortgage Trust, Inc. - Class A(b)	364,700	11,250,995
China Life Insurance Co., Ltd. - Class H	681,000	1,952,246
Citigroup, Inc.(b)(c)	166,727	11,382,452
Country Garden Holdings Co., Ltd.	2,285,000	4,722,175
Credit Acceptance Corp.(a)(b)(c)	16,840	5,571,346
Global Medical REIT, Inc.(b)	310,000	2,414,900
Golub Capital BDC, Inc.(b)	313,957	5,651,226
JPMorgan Chase & Co.(b)(c)	101,500	11,041,170
Ladder Capital Corp.(b)	205,942	2,862,594
Longfor Properties Co., Ltd.	1,018,500	3,075,491
Morgan Stanley(b)(c)	78,100	4,031,522
Ping An Insurance Group Co. of China, Ltd. - Class H	349,200	3,450,333
Postal Savings Bank Of China Co., Ltd. - Class H	4,036,000	2,787,119
Solar Capital, Ltd.(b)	224,331	4,571,866
Starwood Property Trust, Inc.(b)	786,286	16,480,555
TPG Specialty Lending, Inc.(b)	148,629	2,684,240
		116,603,453

Health Care 16.34%
Align Technology, Inc.(a)(b)(c)	15,130	3,780,230
Amgen, Inc.(b)(c)	18,520	3,231,369
Apellis Pharmaceuticals, Inc.(a)(b)(c)	115,900	2,794,349
Apellis Pharmaceuticals, Inc. - Private Placement(a)(d)(e)(f)	139,701	3,360,703
ARMO Biosciences, Inc.(a)(b)(c)	18,200	484,484

	Shares	Value
Health Care (continued)
BioMarin Pharmaceutical, Inc.(a)(b)(c)	9,200	$768,292
Boston Scientific Corp.(a)(b)(c)	41,300	1,186,136
Bristol-Myers Squibb Co.(b)(c)	42,900	2,236,377
Cardiome Pharma Corp.(a)	885,881	2,081,820
Celgene Corp.(a)(b)(c)	32,300	2,813,330
Centrexion Therapeutics(a)(d)(e)(f)(g)	1,361,111	2,450,000
CRISPR Therapeutics AG(a)(b)(c)	222,110	10,408,075
Express Scripts Holding Co.(a)(b)(c)	53,300	4,034,810
GW Pharmaceuticals PLC - ADR(a)(b)(c)	11,360	1,509,858
Halyard Health, Inc.(a)(b)(c)	56,100	2,657,457
Illumina, Inc.(a)(b)(c)	15,790	3,804,285
Intra-Cellular Therapies, Inc.(a)(b)	206,174	3,591,551
Pfizer, Inc.(b)(c)	86,400	3,163,104
Sienna Biopharmaceuticals, Inc.(a)(b)	271,568	5,208,674
Vertex Pharmaceuticals, Inc.(a)(b)(c)	16,150	2,473,534
		62,038,438

Industrials 5.39%
Airbus SE	86,029	10,118,755
Ashtead Group PLC	235,057	6,578,850
TransDigm Group, Inc.(b)	11,800	3,782,726
		20,480,331

Information Technology 23.50%
Alphabet, Inc. - Class C(a)(b)(c)	9,090	9,247,530
Autohome, Inc. - ADR	47,000	4,584,850
Cognizant Technology Solutions Corp. - Class A(b)	39,800	3,256,436
Facebook, Inc. - Class A(a)(b)(c)	76,955	13,236,260
Keyence Corp.	5,500	3,369,329
Lam Research Corp.(b)(c)	15,930	2,948,006
Microsoft Corp.(b)(c)	131,050	12,255,796
Mimecast, Ltd.(a)(b)(c)	101,900	3,877,295
Monolithic Power Systems, Inc.(b)	29,900	3,501,290
Nintendo Co., Ltd.	9,975	4,212,822
NVIDIA Corp.(b)	14,200	3,193,580
Pegatron Corp.	696,000	1,634,935
Qorvo, Inc.(a)	22,500	1,516,500
salesforce.com, Inc.(a)(b)(c)	19,700	2,383,503
ServiceNow, Inc.(a)(b)(c)	38,930	6,467,830
SK Hynix, Inc.	41,222	3,261,326
Tencent Holdings, Ltd.	32,100	1,599,141
ViaSat, Inc.(a)(b)(c)	82,935	5,306,181

Semi-Annual Report | April 30, 2018	21

Clough Global Opportunities Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Shares	Value
Information Technology (continued)
Weibo Corp. - Sponsored ADR(a)(b)(c)	29,700	$3,401,244
		89,253,854

Telecommunication Services 3.83%
GCI Liberty, Inc. - Class A(a)(b)(c)	326,162	14,546,825

TOTAL COMMON STOCKS
(Cost $326,424,721)		348,532,305

PARTICIPATION NOTES 1.09%
Consumer Discretionary 1.09%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	507,400	4,132,436

TOTAL PARTICIPATION NOTES
(Cost $3,189,312)		4,132,436

PREFERRED STOCKS 3.26%
Annaly Capital Management, Inc.
Series G, 6.500%(a)(b)(c)(h)	65,000	1,563,900
Ares Management LP
Series A, 7.000%(b)	147,000	3,829,350
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(c)(h)	70,000	1,759,100
Summit Hotel Properties, Inc.
Series E, 6.250%(b)(c)	116,000	2,728,320
Two Harbors Investment Corp.
Series C, 3M US L + 5.011%(b)(c)(h)	105,000	2,516,850
		12,397,520

TOTAL PREFERRED STOCKS
(Cost $12,437,550)		12,397,520

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 27.62%
Bank of America Corp.
10/21/2022, 2.503%(b)	$2,500,000	2,391,530
Biogen, Inc.
09/15/2020, 2.900%(b)	20,000	19,915
BP Capital Markets PLC
09/19/2022, 2.520%(b)	2,000,000	1,934,614
Citigroup, Inc.
04/25/2022, 2.750%(b)(c)	8,000,000	7,782,282
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Citizens Bank National Association
12/04/2019, 2.450%(b)	$2,802,000	$2,774,861
Discovery Communications LLC
06/15/2022, 3.500%(d)	3,000,000	2,970,021
DR Horton, Inc.
12/01/2020, 2.550%(b)	3,000,000	2,945,543
EI du Pont de Nemours & Co.
05/01/2020, 2.200%(b)	2,000,000	1,972,019
Exelon Corp.
12/01/2020, 5.150%(b)	2,900,000	3,002,221
Ford Motor Credit Co. LLC
05/04/2023, 3.096%(b)(c)	5,000,000	4,770,970
Goldman Sachs Group, Inc.
10/31/2022, 3M US L + 0.821%(b)(h)	4,000,000	3,901,952
Hercules Capital, Inc.
10/23/2022, 4.625%(b)(c)	3,000,000	3,009,559
Huntington Ingalls Industries, Inc.
11/15/2025, 5.000%(b)(d)	2,250,000	2,363,805
Jackson National Life Global Funding
04/29/2021, 2.250%(b)(c)(d)	4,160,000	4,049,371
JPMorgan Chase & Co.
09/23/2022, 3.250%(b)(c)	4,000,000	3,961,071
Series I, Perpetual Maturity, 3M US L + 3.47%(h)(i)	4,000,000	4,035,000
Lockheed Martin Corp.
11/23/2020, 2.500%	2,000,000	1,977,502
Main Street Capital Corp.
12/01/2022, 4.500%(b)	3,750,000	3,701,030
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(b)(c)	4,000,000	3,935,447
Mitsubishi UFJ Trust & Banking Corp.
10/16/2019, 2.450%(b)(d)	2,155,000	2,137,112
Morgan Stanley
05/19/2022, 2.750%(b)	2,500,000	2,426,005
Philip Morris International, Inc.
08/22/2022, 2.500%(b)	1,600,000	1,540,097
PNC Bank National Association
11/05/2020, 2.450%(b)(c)	2,000,000	1,966,586
Royal Bank of Canada
02/05/2020, 1.875%(b)	1,000,000	982,735
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,395,166
Southwest Airlines Co.
11/16/2022, 2.750%(b)	3,000,000	2,907,515
Tencent Holdings, Ltd.
05/02/2019, 3.375%(b)	4,000,000	4,014,619
01/19/2023, 2.985%(b)(d)	3,000,000	2,905,615
Toronto-Dominion Bank
12/14/2020, 2.500%(b)(c)	3,332,000	3,281,155

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

April 30, 2018 (Unaudited)

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
TPG Specialty Lending, Inc.
01/22/2023, 4.500%	$4,250,000	$4,196,681
Visa, Inc.
12/14/2022, 2.800%(b)	1,750,000	1,719,221
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(b)(c)	5,000,000	4,805,559
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	3,000,000	3,037,500
Welltower, Inc.
04/01/2019, 4.125%(b)(c)	5,033,000	5,075,618

TOTAL CORPORATE BONDS
(Cost $107,098,193)		104,889,897

ASSET/MORTGAGE BACKED SECURITIES 2.17%
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA,
03/25/2047, 3.000%(b)	2,381,860	2,273,395
SBA Small Business Investment Companies
Series 2013-10B, Class 1,
09/10/2023, 3.644%	2,289,010	2,319,626
Series 2016-10A, Class 1,
03/10/2026, 2.507%	1,450,038	1,418,706
Series 2018-10A, Class 1,
03/10/2028, 3.187%	2,250,000	2,231,813

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $8,404,687)		8,243,540

GOVERNMENT & AGENCY OBLIGATIONS 10.78%
U.S. Treasury Bonds
11/15/2026, 6.500%(b)	3,150,000	4,000,008
08/15/2029, 6.125%(b)	3,375,000	4,397,454
02/15/2038, 4.375%(b)	4,000,000	4,807,578
U.S. Treasury Notes
02/28/2019, 1.375%(b)	5,000,000	4,964,648
04/30/2019, 1.625%(b)	5,000,000	4,967,676
10/31/2019, 1.500%	6,000,000	5,919,258
07/31/2020, 2.000%	6,000,000	5,929,687
01/31/2021, 2.125%	6,000,000	5,922,305

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $41,938,368)		40,908,614
	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 12.15%
Money Market Funds 6.78%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.556% 7-day yield)	25,189,721	$25,189,721
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio (1.576% 7-day yield)	550,492	550,492

U.S. Treasury Bills 5.37%
U.S. Treasury Bills
05/17/2018, 0.270%(b)(j)	$4,500,000	4,496,825
06/21/2018, 1.011%(b)(j)	5,000,000	4,988,100
09/20/2018, 0.150%(j)	6,000,000	5,955,004
12/06/2018, 1.590%(b)(j)	5,000,000	4,944,641
		20,384,570
TOTAL SHORT-TERM INVESTMENTS
(Cost $46,124,680)		46,124,783

Total Investments - 148.85%
(Cost $545,617,511)		565,229,095

Liabilities in Excess of Other Assets - (48.85%)(k)		(185,504,529)

NET ASSETS - 100.00%		$379,724,566

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (11.00%)
Consumer Staples (1.31%)
Walgreens Boots Alliance, Inc.	(75,000)	(4,983,750)

Financials (1.37%)
Deutsche Bank AG	(165,600)	(2,262,096)
Santander Consumer USA Holdings, Inc.	(160,100)	(2,953,845)
		(5,215,941)

Health Care (0.68%)
Editas Medicine, Inc.	(35,200)	(1,105,280)
McKesson Corp.	(9,320)	(1,455,877)
		(2,561,157)

Industrials (0.77%)
Triumph Group, Inc.	(123,600)	(2,923,140)

Semi-Annual Report | April 30, 2018	23

Clough Global Opportunities Fund	Statement of Investments

April 30, 2018 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (4.71%)
AU Optronics Corp. - Sponsored ADR	(272,612)	$(1,084,996)
Cirrus Logic, Inc.	(25,408)	(926,630)
F5 Networks, Inc.	(18,000)	(2,935,620)
International Business Machines Corp.	(42,669)	(6,185,298)
LINE Corp. - Sponsored ADR	(53,300)	(1,923,064)
Manhattan Associates, Inc.	(86,700)	(3,733,302)
Skyworks Solutions, Inc.	(12,727)	(1,104,194)
		(17,893,104)

Materials (2.16%)
Albemarle Corp.	(52,400)	(5,080,704)
FMC Corp.	(38,900)	(3,101,497)
		(8,182,201)

TOTAL COMMON STOCKS
(Proceeds $43,025,735)		(41,759,293)

EXCHANGE TRADED FUNDS (0.59%)
United States Natural Gas Fund LP	(98,500)	(2,222,160)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $2,967,880)		(2,222,160)

TOTAL SECURITIES SOLD SHORT
(Proceeds $45,993,615)		$(43,981,453)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of April 30, 2018 was 2.36%

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2018, the aggregate value of those securities was $353,002,597, representing 92.96% of net assets. (See Note 1 and Note 6).

(c)	Loaned security; a portion or all of the security is on loan as of April 30, 2018.

(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2018, these securities had an aggregate value of $25,690,303 or 6.77% of net assets.

(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2018, these securities had a total value of $7,131,943 or 1.88% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board. (See Note 1).

(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of April 30, 2018, these securities had an aggregate value of $7,131,943 or 1.88% of total net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).

(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

April 30, 2018 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$3,741,915	143 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$4,391,741	$649,826
Morgan Stanley	Hero MotoCorp, Ltd.	$3,760,604	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	$3,993,686	$233,082
Credit Suisse	Housing Development Finance Corp.	1,063,964	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,543,001	479,037
Morgan Stanley	Housing Development Finance Corp.	8,000,581	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	10,479,267	2,478,686
Credit Suisse	Indiabulls Housing Finance	5,141,354	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	6,563,631	1,422,277
Morgan Stanley	ITC, Ltd.	3,294,268	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	3,550,474	256,206
Credit Suisse	Larsen & Toubro, Ltd.	3,250,457	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	6,551,737	3,301,280
Morgan Stanley	Larsen & Toubro, Ltd.	2,267,287	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	3,060,486	793,199
Credit Suisse	Mahindra & Mahindra, Ltd.	3,470,932	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	4,202,936	732,004
Morgan Stanley	Mahindra & Mahindra, Ltd.	6,905,454	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	7,449,011	543,557
		$40,896,816				$51,785,970	$10,889,154

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Sociedad Quimica	$(5,551,523)	1 D FEDEF -325 bps	1 D FEDEF	02/03/2020	$(5,914,123)	$(362,600)
Morgan Stanley	United Microelectronics Corp.	(1,993,597)	1D FEDEF -50 bps	1 D FEDEF	07/25/2019	(2,095,280)	(101,683)
		$(7,545,120)				$(8,009,403)	$(464,283)
		$33,351,696				$43,776,567	$10,424,871

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2018	25

Clough Global Funds	Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$141,105,352	$230,661,835	$565,229,095
Cash	4,318,405	2,154,745	4,418,928
Foreign currency, at value (Cost $432,365, $2,118,685 and $4,891,341)	432,235	2,103,943	4,858,087
Deposit with broker for securities sold short	6,032,990	14,763,626	35,268,723
Deposit with broker for total return swap contracts	6,614,036	10,497,034	21,503,272
Unrealized appreciation on total return swap contracts	2,709,553	5,059,735	10,889,154
Interest receivable - margin account	7,373	14,498	36,131
Dividends receivable	81,189	138,770	263,957
Interest receivable	524,855	119,673	1,328,111
Receivable for investments sold	124,934	49,628	808,569
Total Assets	161,950,922	265,563,487	644,604,027

LIABILITIES:

Loan payable	55,000,000	85,000,000	207,000,000
Interest due on loan payable	18,692	28,887	70,348
Securities sold short (Proceeds $9,985,926, $19,107,192 and $45,993,615)	9,535,211	18,279,900	43,981,453
Payable for investments purchased	1,723,488	1,986,566	11,373,217
Unrealized depreciation on total return swap contracts	116,915	191,825	464,283
Payable for total return swap contracts payments	277,037	555,417	1,206,191
Accrued investment advisory fee	93,782	199,343	532,760
Accrued administration fee	38,183	70,878	170,484
Accrued trustees fee	6,221	6,221	6,221
Other payables and accrued expenses	26,790	30,616	74,504
Total Liabilities	66,836,319	106,349,653	264,879,461
Net Assets	$95,114,603	$159,213,834	$379,724,566
Cost of Investments	$139,705,331	$219,237,918	$545,617,511

COMPOSITION OF NET ASSETS:

Paid-in capital	$95,701,889	$132,673,729	$363,400,304
Overdistributed net investment loss	(6,942,726)	(13,490,750)	(32,822,455)
Accumulated net realized gain	1,913,038	22,927,951	17,135,687
Net unrealized appreciation	4,442,402	17,102,904	32,011,030
Net Assets	$95,114,603	$159,213,834	$379,724,566
Shares of common stock outstanding of no par value, unlimited shares authorized	7,006,437	11,025,691	32,224,412
Net asset value per share	$13.58	$14.44	$11.78

* Securities Loaned, at value	$47,987,493	$70,208,702	$188,667,301

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Operations

For the six months ended April 30, 2018 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $20,574, $33,262 and $79,029)	$1,595,591	$2,823,319	$4,782,940
Interest on investment securities	815,219	176,644	2,042,257
Interest income - margin account	32,041	52,300	149,100
Hypothecated securities income (See Note 6)	14,646	50,580	70,816
Total Income	2,457,497	3,102,843	7,045,113

EXPENSES:

Investment advisory fee	604,051	1,260,168	3,394,201
Administration fee	245,935	448,059	1,086,145
Interest on loan	721,262	1,115,846	2,730,172
Trustees fee	71,243	71,243	71,243
Dividend expense - short sales	19,096	41,458	103,176
Legal fees	248	2,110	4,907
Shareholder proxy	–	–	44,344
Other expenses	66,130	73,284	126,537
Total Expenses	1,727,965	3,012,168	7,560,725
Net Investment Income/(Loss)	729,532	90,675	(515,612)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	11,695,506	32,357,027	69,535,566
Securities sold short	(1,787,503)	(2,437,390)	(6,776,112)
Total return swap contracts	441,093	394,736	1,541,309
Foreign currency transactions	(10,556)	(28,601)	(66,598)
Net realized gain	10,338,540	30,285,772	64,234,165
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(15,704,067)	(25,435,157)	(59,451,588)
Securities sold short	983,546	1,386,675	3,456,556
Total return swap contracts	29,448	564,684	574,435
Translation of assets and liabilities denominated in foreign currencies	191	(14,101)	(32,464)
Net change in unrealized depreciation	(14,690,882)	(23,497,899)	(55,453,061)
Net realized and unrealized gain/(loss)	(4,352,342)	6,787,873	8,781,104
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	$(3,622,810)	$6,878,548	$8,265,492

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2018	27

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$729,532	$1,283,342
Net realized gain/(loss)	10,338,540	7,816,233
Net change in unrealized appreciation/(depreciation)	(14,690,882)	14,405,648
Net Increase/(Decrease) in Net Assets From Operations	(3,622,810)	23,505,223

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(5,074,061)	(3,908,415)
Tax return of capital	–	(9,527,880)
Net Decrease in Net Assets from Distributions	(5,074,061)	(13,436,295)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(155,239)
Tender offer	(49,421,321)	–
Net Decrease in Net Assets From Share Transactions	(49,421,321)	(155,239)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(58,118,192)	9,913,689

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	153,232,795	143,319,106
End of year*	$95,114,603	$153,232,795
*Includes overdistributed net investment loss of:	$(6,942,726)	$(2,598,197)

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$90,675	$(340,915)
Net realized gain/(loss)	30,285,772	20,536,865
Net change in unrealized appreciation/(depreciation)	(23,497,899)	33,570,472
Net Increase in Net Assets From Operations	6,878,548	53,766,422

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(8,140,267)	(2,298,935)
Tax return of capital	–	(19,645,484)
Net Decrease in Net Assets from Distributions	(8,140,267)	(21,944,419)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(139,566)
Tender offer	(95,394,270)	–
Net Decrease in Net Assets From Share Transactions	(95,394,270)	(139,566)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(96,655,989)	31,682,437

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	255,869,823	224,187,386
End of year*	$159,213,834	$255,869,823
*Includes overdistributed net investment loss of:	$(13,490,750)	$(5,441,158)

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2018	29

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$(515,612)	$(957,505)
Net realized gain/(loss)	64,234,165	39,959,040
Net change in unrealized appreciation/(depreciation)	(55,453,061)	68,778,091
Net Increase in Net Assets From Operations	8,265,492	107,779,626

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(19,692,338)	(6,976,864)
Tax return of capital	–	(48,235,156)
Net Decrease in Net Assets from Distributions	(19,692,338)	(55,212,020)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	–	(138,330)
Tender offer	(232,209,110)	–
Net Decrease in Net Assets From Share Transactions	(232,209,110)	(138,330)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(243,635,956)	52,429,276

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	623,360,522	570,931,246
End of year*	$379,724,566	$623,360,522
*Includes overdistributed net investment loss of:	$(32,822,455)	$(12,614,505)

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Funds	Statements of Cash Flows

For the six months ended April 30, 2018 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(3,622,810)	$6,878,548	$8,265,492
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(92,164,200)	(147,609,230)	(392,473,654)
Proceeds from disposition of investment securities	156,517,338	260,965,581	724,301,466
Proceeds from securities sold short transactions	19,499,341	36,440,433	83,931,491
Cover securities sold short transactions	(27,933,992)	(49,337,560)	(117,838,853)
Net proceeds from short-term investment securities	9,522,070	19,885,975	7,224,203
Net realized (gain)/loss on:
Investment securities	(11,695,506)	(32,357,027)	(69,535,566)
Securities sold short	1,787,503	2,437,390	6,776,112
Net change in unrealized (appreciation)/depreciation on:
Investment securities	15,704,067	25,435,157	59,451,588
Securities sold short	(983,546)	(1,386,675)	(3,456,556)
Total return swap contracts	(29,448)	(564,684)	(574,435)
Net amortization/(accretion) of premiums/discounts	113,185	34,604	291,476
(Increase)/Decrease in assets:
Deposits with broker for securities sold short	8,684,509	12,071,170	30,445,123
Deposits with brokers for total return swap contracts	90,749	1,542,001	6,649,914
Interest receivable - margin account	(3,497)	(8,165)	(18,526)
Dividends receivable	(37,363)	(54,506)	(83,539)
Interest receivable	79,853	40,482	609,141
Increase/(Decrease) in liabilities:
Interest due on loan payable	10,378	15,838	36,629
Payable for total return swap contracts payments	100,336	225,558	407,693
Dividends payable - short sales	(7,620)	(12,444)	(30,720)
Accrued investment advisory fee	(50,671)	(105,353)	(308,408)
Accrued administration fee	(20,630)	(37,459)	(98,689)
Accrued trustees fee	2,404	2,404	2,404
Other payables and accrued expenses	(15,965)	(12,489)	10,732
Net cash provided by operating activities	75,546,485	134,489,549	343,984,518

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loan payable	(17,000,000)	(28,000,000)	(85,000,000)
Tender offer	(49,421,321)	(95,394,270)	(232,209,110)
Cash distributions paid	(5,074,061)	(8,140,267)	(19,692,338)
Net cash used in financing activities	(71,495,382)	(131,534,537)	(336,901,448)

Effect of exchange rates on cash	(130)	(14,742)	(33,254)

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	4,050,973	2,940,270	7,049,816

Cash, beginning of year	$699,667	$1,318,418	$2,227,199
Cash and foreign currency, end of year	$4,750,640	$4,258,688	$9,277,015

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$710,884	$1,100,008	$2,693,543

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2018	31

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.76		$13.79		$15.65	$16.96	$17.51		$17.38	$16.30
Income from investment operations:
Net investment income/(loss)*	0.10		0.12		(0.01)	(0.27)	(0.12)		(0.26)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.56)		2.14		(0.46)	0.38	0.31		1.90	2.29
Total Income/(Loss) from Investment Operations	(0.46)		2.26		(0.47)	0.11	0.19		1.64	2.28

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.72)		(0.37)		–	(0.07)	(0.14)		(0.24)	(0.90)
Net realized gains	–		–		(0.59)	(1.34)	(0.60)		(1.27)	(0.30)
Tax return of capital	–		(0.92)		(0.80)	–	–		–	–
Total Distributions to Common Shareholders	(0.72)		(1.29)		(1.39)	(1.41)	(0.74)		(1.51)	(1.20)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		(0.00	)(3)	–	(0.01)	–		–	–
Total Capital Share Transactions	–		(0.00	)(3)	–	(0.01)	–		–	–
Net asset value - end of period	$13.58		$14.76		$13.79	$15.65	$16.96		$17.51	$17.38
Market price - end of period	$12.28		$14.16		$11.62	$13.60	$14.60		$15.18	$15.07

Total Investment Return - Net Asset Value:(4)	(2.77)%		17.89%		(1.14)%	1.61%	1.68%		11.14%	16.19%
Total Investment Return - Market Price:(4)	(8.35)%		34.22%		(4.14)%	2.57%	0.97%		11.12%	17.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$95,115		$153,233		$143,319	$162,651	$176,968		$182,737	$181,309
Ratios to average net assets attributable to common shareholders:
Total expenses	3.34	%(5)	2.94%		3.65%	3.95%	3.25	%(5)	3.34%	3.24%
Total expenses excluding interest expense and dividends on short sales expense	1.91	%(5)	1.99%		2.09%	2.17%	2.00	%(5)	1.94%	1.93%
Net investment income/(loss)	1.41	%(5)	0.87%		(0.08)%	(1.58)%	(1.15	)%(5)	(1.47)%	(0.04)%
Portfolio turnover rate(6)	64%		149%		205%	172%	110%		179%	250%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$55,000		$72,000		$72,000	$93,300	$93,300		$93,300	$89,800
Asset Coverage Per $1,000 (000s)	$2,729		$3,128		$2,991	$2,743	$2,897		$2,959	$3,019

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(3)	Less than $0.005.
(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.50		$12.70		$15.10		$16.47	$17.15		$16.63	$15.53
Income from investment operations:
Net investment income/(loss)*	0.01		(0.02)		(0.23)		(0.45)	(0.17)		(0.33)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.67		3.06		(0.84)		0.46	0.23		2.33	2.32
Total Income/(Loss) from Investment Operations	0.68		3.04		(1.07)		0.01	0.06		2.00	2.26

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.74)		(0.13)		–		(0.04)	(0.08)		(0.38)	(0.87)
Net realized gains	–		–		(0.90)		(1.32)	(0.66)		(1.10)	(0.29)
Tax return of capital	–		(1.11)		(0.43)		–	–		–	–
Total Distributions to Common Shareholders	(0.74)		(1.24)		(1.33)		(1.36)	(0.74)		(1.48)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		(0.00	)(2)	–		(0.02)	–		–	–
Total Capital Share Transactions	–		(0.00	)(2)	–		(0.02)	–		–	–
Net asset value - end of period	$14.44		$14.50		$12.70		$15.10	$16.47		$17.15	$16.63
Market price - end of period	$13.29		$13.66		$10.69		$12.92	$14.34		$15.42	$14.70

Total Investment Return - Net Asset Value:(3)	5.20%		25.99%		(5.36	)%(4)	0.76%	0.86%		13.57%	16.90%
Total Investment Return - Market Price:(3)	2.77%		41.01%		(6.90)%		(0.98)%	(2.33)%		15.52%	22.60%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$159,214		$255,870		$224,187		$266,576	$293,829		$305,958	$296,710
Ratios to average net assets attributable to common shareholders:
Total expenses	3.56	%(5)	3.14%		4.21%		4.56%	3.68	%(5)	3.76%	3.67%
Total expenses excluding interest expense and dividends on short sales expense	2.19	%(5)	2.21%		2.59%		2.77%	2.42	%(5)	2.36%	2.35%
Net investment income/(loss)	0.11	%(5)	(0.14)%		(1.70)%		(2.73)%	(1.68	)%(5)	(1.95)%	(0.37)%
Portfolio turnover rate(6)	67%		141%		182%		154%	102%		166%	250%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$85,000		$113,000		$113,000		$156,000	$156,000		$156,000	$147,000
Asset Coverage Per $1,000 (000s)	$2,873		$3,264		$2,984		$2,709	$2,884		$2,961	$3,018

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	In 2016, 0.07% of the Funds's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2018	33

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.09		$11.07		$12.92	$14.11	$14.67		$14.64	$13.84
Income from investment operations:
Net investment loss*	(0.02)		(0.02)		(0.15)	(0.35)	(0.15)		(0.32)	(0.09)
Net realized and unrealized gain/(loss) on investments	0.32		2.11		(0.54)	0.36	0.26		1.72	1.97
Total Income/(Loss) from Investment Operations	0.30		2.09		(0.69)	0.01	0.11		1.40	1.88

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.61)		(0.14)		–	–	–		(0.11)	(1.08)
Net realized gains	–		–		(0.18)	(1.19)	(0.67)		(1.26)	–
Tax return of capital	–		(0.93)		(0.98)	–	–		–	–
Total Distributions to Common Shareholders	(0.61)		(1.07)		(1.16)	(1.19)	(0.67)		(1.37)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		(0.00	)(2)	–	(0.01)	–		–	–
Total Capital Share Transactions	–		(0.00	)(2)	–	(0.01)	–		–	–
Net asset value - end of period	$11.78		$12.09		$11.07	$12.92	$14.11		$14.67	$14.64
Market price - end of period	$10.62		$11.42		$9.04	$11.25	$12.18		$12.75	$12.87

Total Investment Return - Net Asset Value:(3)	3.00%		20.99%		(3.48)%	1.13%	1.39%		11.26%	15.87%
Total Investment Return - Market Price:(3)	(1.69)%		39.95%		(9.49)%	1.93%	0.70%		9.99%	19.67%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$379,725		$623,361		$570,931	$666,588	$729,855		$759,084	$757,452
Ratios to average net assets attributable to common shareholders:
Total expenses	3.70	%(4)	3.23%		4.32%	4.62%	3.86	%(4)	3.97%	3.86%
Total expenses excluding interest expense and dividends on short sales expense	2.31	%(4)	2.27%		2.73%	2.82%	2.60	%(4)	2.55%	2.52%
Net investment loss	(0.25	)%(4)	(0.16)%		(1.33)%	(2.47)%	(1.76	)%(4)	(2.15)%	(0.64)%
Portfolio turnover rate(5)	70%		165%		191%	176%	111%		178%	241%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$207,000		$292,000		$292,000	$388,900	$388,900		$388,900	$388,900
Asset Coverage Per $1,000 (000s)	$2,834		$3,135		$2,955	$2,714	$2,877		$2,952	$2,948

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31.
(2)	Less than $0.005.
(3)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds (“ETFs”), closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | April 30, 2018	35

Clough Global Funds	Notes to Financial Statements

 April 30, 2018 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2018, in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Level 1 and Level 2 securities during the six months ended April 30, 2018.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$5,676,207	$–	$–	$5,676,207
Energy	1,379,504	–	322,175	1,701,679
Financials	32,254,027	–	–	32,254,027
Health Care	5,831,832	–	–	5,831,832
Industrials	4,250,140	–	–	4,250,140
Information Technology	13,845,368	–	–	13,845,368
Telecommunication Services	852,733	–	–	852,733
Closed-End Funds	2,591,242	–	–	2,591,242
Participation Notes	–	1,010,712	–	1,010,712
Preferred Stocks	6,227,830	–	–	6,227,830
Corporate Bonds	–	43,185,113	–	43,185,113
Asset/Mortgage Backed Securities	–	4,599,464	–	4,599,464
Government & Agency Obligations	–	11,148,664	–	11,148,664
Short-Term Investments
Money Market Funds	3,955,378	–	–	3,955,378
U.S. Treasury Bills	–	3,974,963	–	3,974,963
TOTAL	$76,864,261	$63,918,916	$322,175	$141,105,352

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$2,709,553	$–	$2,709,553

Liabilities
Securities Sold Short
Common Stocks	(8,979,107)	–	–	(8,979,107)
Exchange Traded Funds	(556,104)	–	–	(556,104)
Total Return Swap Contracts**	–	(116,915)	–	(116,915)
TOTAL	$(9,535,211)	$2,592,638	$–	$(6,942,573)

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$21,228,056	$–	$–	$21,228,056
Consumer Staples	1,560,024	–	–	1,560,024
Energy	2,149,938	–	536,384	2,686,322
Financials	58,567,416	–	–	58,567,416
Health Care	29,005,074	1,354,303	749,999	31,109,376
Industrials	8,494,437	–	–	8,494,437
Information Technology	45,597,968	–	–	45,597,968
Telecommunication Services	6,320,756	–	–	6,320,756
Closed-End Funds	4,182,843	–	–	4,182,843
Participation Notes	–	1,628,053	–	1,628,053
Preferred Stocks	7,563,105	–	–	7,563,105
Corporate Bonds	–	2,025,000	–	2,025,000
Government & Agency Obligations	–	9,758,669	–	9,758,669
Short-Term Investments
Money Market Funds	18,986,688	–	–	18,986,688
U.S. Treasury Bills	–	10,953,122	–	10,953,122
TOTAL	$203,656,305	$25,719,147	$1,286,383	$230,661,835

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$5,059,735	$–	$5,059,735

Liabilities
Securities Sold Short
Common Stocks	(17,392,728)	–	–	(17,392,728)
Exchange Traded Funds	(887,172)	–	–	(887,172)
Total Return Swap Contracts**	–	(191,825)	–	(191,825)
TOTAL	$(18,279,900)	$4,867,910	$–	$(13,411,990)

Semi-Annual Report | April 30, 2018	37

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$35,285,512	$–	$–	$35,285,512
Consumer Staples	3,767,814	–	–	3,767,814
Energy	5,234,838	–	1,321,240	6,556,078
Financials	116,603,453	–	–	116,603,453
Health Care	56,227,735	3,360,703	2,450,000	62,038,438
Industrials	20,480,331	–	–	20,480,331
Information Technology	89,253,854	–	–	89,253,854
Telecommunication Services	14,546,825	–	–	14,546,825
Participation Notes	–	4,132,436	–	4,132,436
Preferred Stocks	12,397,520	–	–	12,397,520
Corporate Bonds	–	104,889,897	–	104,889,897
Asset/Mortgage Backed Securities	–	8,243,540	–	8,243,540
Government & Agency Obligations	–	40,908,614	–	40,908,614
Short-Term Investments
Money Market Funds	25,740,213	–	–	25,740,213
U.S. Treasury Bills	–	20,384,570	–	20,384,570
TOTAL	$379,538,095	$181,919,760	$3,771,240	$565,229,095

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$10,889,154	$–	$10,889,154

Liabilities
Securities Sold Short
Common Stocks	(41,759,293)	–	–	(41,759,293)
Exchange Traded Funds	(2,222,160)	–	–	(2,222,160)
Total Return Swap Contracts**	–	(464,283)	–	(464,283)
TOTAL	$(43,981,453)	$10,424,871	$–	$(33,556,582)

*	For detailed sector descriptions, see the accompanying Statements of Investments.

**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Transfers into and out of Levels 1 and 2 for the period ended April 30, 2018, were as follows:

	Level 1		Level 2
Clough Global Equity Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$1,468,708	$–	$–	$(1,468,708)

	Level 1		Level 2
Clough Global Opportunities Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$3,656,168	$–	$–	$(3,656,168)

The common stock transferred from Level 2 to Level 1 during the six months ended April 30, 2018 was based on a security completing the required 180-day post IPO lock-up period. This position was previously valued using a fair value adjustment factor at October 31, 2017 but was valued using a quoted market price in an active market as of April 30, 2018.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2018
Common Stocks	$773,744	$–	$(451,569)	$–	$–	$–	$–	$322,175	$(451,569)
Total	$773,744	$–	$(451,569)	$–	$–	$–	$–	$322,175	$(451,569)

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2018
Common Stocks	$1,596,923	$–	$293,764	$749,999	$–	$–	$(1,354,303)	$1,286,383	$(751,808)
Total	$1,596,923	$–	$293,764	$749,999	$–	$–	$(1,354,303)	$1,286,383	$(751,808)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2018
Common Stocks	$3,939,237	$–	$742,706	$2,450,000	$–	$–	$(3,360,703)	$3,771,240	$(1,851,880)
Total	$3,939,237	$–	$742,706	$2,450,000	$–	$–	$(3,360,703)	$3,771,240	$(1,851,880)

Semi-Annual Report | April 30, 2018	39

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at April 30, 2018:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range / Premium
Clough Global Dividend Income Fund	Energy	$322,175	Comparable Company Approach	Implied Premium	17.51%
				Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.12x
				Adjusted Net Asset Value	0.55x – 2.42x
Clough Global Equity Fund	Energy	$536,384	Comparable Company Approach	Implied Premium	17.51%
				Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.12x
				Adjusted Net Asset Value	0.55x – 2.42x
	Health Care	$749,999	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$1,321,240	Comparable Company Approach	Implied Premium	17.51%
				Projected EV/EBITDA Multiple	0.00x – 0.00x
				Projected EV/Revenue Multiple	0.00x – 1.12x
				Adjusted Net Asset Value	0.55x – 2.42x
	Health Care	$2,450,000	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Implied Premium	Increase	Decrease
Projected EV/EBITDA Multiple	Increase	Decrease
Projected EV/Revenue Multiple	Increase	Decrease
Adjusted Net Asset Value	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

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Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and each Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Semi-Annual Report | April 30, 2018	41

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the six months ended April 30, 2018.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

During the six months ended April 30, 2018, the Funds did not invest in futures contracts.

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Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Swaps: During the six months ended April 30, 2018, each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the six months ended April 30, 2018, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the period ended April 30, 2018, each Fund held no warrants or rights.

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2018:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$2,709,553
		$2,709,553
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$5,059,735
		$5,059,735
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$10,889,154
		$10,889,154

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$116,915
Total		$116,915
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$191,825
Total		$191,825
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$464,283
Total		$464,283

Semi-Annual Report | April 30, 2018	43

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

The effect of derivatives instruments on each Fund’s Statement of Operations for the six months ended April 30, 2018:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	441,093	29,448
Total		$441,093	$29,448

Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	394,736	564,684
Total		$394,736	$564,684

Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,541,309	574,435
Total		$1,541,309	$574,435

The average total return swap contracts notional amount during the six months ended April 30, 2018, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$8,498,778
Clough Global Equity Fund	16,672,341
Clough Global Opportunities Fund	36,130,693

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

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Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2018.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$2,709,553	$–	$2,709,553	$(116,915)	$–	$2,592,638
Total	$2,709,553	$–	$2,709,553	$(116,915)	$–	$2,592,638

Clough Global Equity Fund
Total Return Swap Contracts	$5,059,735	$–	$5,059,735	$(191,825)	$–	$4,867,910
Total	$5,059,735	$–	$5,059,735	$(191,825)	$–	$4,867,910

Clough Global Opportunities Fund
Total Return Swap Contracts	$10,889,154	$–	$10,889,154	$(464,283)	$–	$10,424,871
Total	$10,889,154	$–	$10,889,154	$(464,283)	$–	$10,424,871

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts	$116,915	$–	$116,915	$(116,915)	$–	$–
Total	$116,915	$–	$116,915	$(116,915)	$–	$–

Clough Global Equity Fund
Total Return Swap Contracts	$191,825	$–	$191,825	$(191,825)	$–	$–
Total	$191,825	$–	$191,825	$(191,825)	$–	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$464,283	$–	$464,283	$(464,283)	$–	$–
Total	$464,283	$–	$464,283	$(464,283)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statement of Investments.

Semi-Annual Report | April 30, 2018	45

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at April 30, 2018, are identified below and are also presented in the Funds’ Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.34%	6/30/2015	130,700	$1,307,000	$322,175
Total		0.34%			$1,307,000	$322,175

Clough Global Equity Fund	Apellis Pharmaceuticals, Inc. - Private Placement(a)	0.85%	8/7/2017	56,297	$308,731	$1,354,303
	Centrexion Therapeutics	0.47%	12/18/2017	416,666	749,999	749,999
	Fairway Energy LP	0.34%	6/30/2015	217,600	2,176,000	536,384
Total		1.66%			$3,234,730	$2,640,686

Clough Global	Apellis Pharmaceuticals, Inc. - Private Placement(a)	0.88%	8/7/2017	139,701	$766,117	$3,360,703
Opportunities Fund	Centrexion Therapeutics	0.65%	12/18/2017	1,361,111	2,450,000	2,450,000
	Fairway Energy LP	0.35%	6/30/2015	536,000	5,360,000	1,321,240
Total		1.88%			$8,576,117	$7,131,943

(a)	The Fund also invests in unrestricted securities of the same issuer. The fair value of restricted securities is 53.77% and 54.60%, respectively, of the total value of securities of the same issuer.

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2018, the Funds did not incur any interest or penalties.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Distributions to Shareholders: Each Fund intends to make a dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average NAV over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

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Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Effective August 2017, each Fund’s Board approved a managed dividend distribution rate of 10% of each Fund’s prior month average NAV. Subject to certain conditions, these distribution policies will remain in effect through July 2019, when each Board might consider reducing the amount to not less than the average distribution rate of a peer group of closed-end funds selected by the Board.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

Semi-Annual Report | April 30, 2018	47

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

The tax character of the distributions paid by the Funds during the year ended October 31, 2017, were as follows:

	Ordinary Income	Return of Capital	Total
Clough Global Dividend and Income Fund October 31, 2017	$3,908,415	$9,527,880	$13,436,295
Clough Global Equity Fund October 31, 2017	$2,298,935	$19,645,484	$21,944,419
Clough Global Opportunities Fund October 31, 2017	$6,976,864	$48,235,156	$55,212,020

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2018, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)(a)	$20,197,154	$46,095,450	$98,675,371
Gross depreciation (excess of tax cost over value)(a)	(16,303,820)	(30,316,662)	(69,950,536)
Net unrealized appreciation	$3,893,334	$15,778,788	$28,724,835
Cost of investments for income tax purposes	$140,255,371	$220,578,249	$548,941,293

(a)	Includes appreciation/(depreciation) on securities sold short and total return swaps.

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of Trustees of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016. The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Six Months Ended April 30, 2018	For the Year Ended October 31, 2017
Common Shares Outstanding - beginning of period	10,379,906	10,392,606
Repurchase of Fund Shares	–	(12,700)
Tender offer	(3,373,469)	–
Common Shares Outstanding - end of period	7,006,437	10,379,906

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Six Months Ended April 30, 2018	For the Year Ended October 31, 2017
Common Shares Outstanding - beginning of period	17,641,105	17,653,305
Repurchase of Fund Shares	–	(12,200)
Tender offer	(6,615,414)	–
Common Shares Outstanding - end of period	11,025,691	17,641,105

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Six Months Ended April 30, 2018	For the Year Ended October 31, 2017
Common Shares Outstanding - beginning of period	51,559,059	51,574,059
Repurchase of Fund Shares	–	(15,000)
Tender offer	(19,334,647)	–
Common Shares Outstanding - end of period	32,224,412	51,559,059

On October 13, 2017 the Funds commenced tender offers which expired on November 10, 2017. Each Fund’s tender offer was oversubscribed, and as a result, Clough Global Equity Fund and Clough Global Opportunities Fund purchased 37.5% of its respective outstanding common shares of beneficial interest and Clough Global Dividend and Income Fund purchased 32.5% of its outstanding common shares of beneficial interest. A total of 4,998,066, 10,052,547 and 31,646,419 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, were properly tendered and not withdrawn. The Funds accepted 3,373,469, 6,615,414 and 19,334,647 shares, for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, for cash payment totaling $49,421,321, $95,394,270 and $232,209,110 at a purchase price of $14.65, $14.42 and $12.01 per common share for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively, which is 98.5% of the net asset value per common share determined as of the close of the regular trading session of the New York Stock Exchange on November 13, 2017. Accordingly, on a pro rata basis, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund accepted approximately 67%, 66% and 61%, respectively, of the shares properly tendered.

During the year ended October 31, 2017, 12,700, 12,200 and 15,000 shares of common stock were repurchased at a total purchase price of $155,239, $139,566 and $138,330 for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. These transactions reflect a weighted average discount from NAV per share of 10.50%, 10.40% and 16.16% for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2018, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$87,917,150	$130,931,951	$5,970,537	$25,753,285
Clough Global Equity Fund	145,123,130	245,116,293	4,472,666	14,366,289
Clough Global Opportunities Fund	375,304,406	633,478,838	27,773,320	87,776,729

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

Semi-Annual Report | April 30, 2018	49

Clough Global Funds	Notes to Financial Statements

April 30, 2018 (Unaudited)

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On April 30, 2018, the pledged collateral was valued at $94,369,422, $155,642,455 and $326,254,195 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on November 2, 2017, to decrease the Maximum Commitment Financing, effective November 15, 2017, to $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to November 15, 2017, the Maximum Commitment Financing was $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the six months ended April 30, 2018, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $56,220,994, $87,011,050 and $213,104,972, respectively, and the average interest rate for the borrowings was 2.64%. As of April 30, 2018, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $55,000,000, $85,000,000 and $207,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2018, was 3.06%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of April 30, 2018, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $47,987,493, $70,208,702 and $188,667,301, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended April 30, 2018.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

50	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan

April 30, 2018 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Semi-Annual Report | April 30, 2018	51

Clough Global Funds	Additional Information

April 30, 2018 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2018				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2018
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.0926	$0.4109	$0.2207	$0.7242	12.78%	56.74%	30.48%	100.00%
Clough Global Equity Fund	$0.0026	$0.7357	$0.0000	$0.7383	0.35%	99.65%	0.00%	100.00%
Clough Global Opportunities Fund	$0.0000	$0.4535	$0.1576	$0.6111	0.00%	74.21%	25.79%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

52	www.cloughglobal.com

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2018 (Unaudited)

On April 10, 2018, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met in person to, among other things, review and consider the renewal of the Investment Advisory Agreement with each Fund (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”). During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). It was also noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results, portfolio composition, advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement.

The Board considered the organizational structure and business operations of Clough. The Board also considered the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers of each of the Funds (the “Portfolio Managers”), emphasizing that each of the Portfolio Managers had substantial experience as an investment professional. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered the terms of the Advisory Agreements, pursuant to which Clough receives a fee of 0.70%, 0.90% and 1.00% based on the average daily total assets of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. The Trustees considered the fees charged by Clough to other clients for which it provides comparable service, Clough’s balance sheet for the year ended December 31, 2017, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s procedures relating to compliance and oversight, a copy of which was included in the Board materials. The Board further considered information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds. The Board considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board considered that, other than soft dollar arrangements, Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies (each, an “Expense Group”), which had been prepared by Strategic Insight, an Asset International Company (“Strategic Insight”). The Board also considered information in the Strategic Insight report regarding each Fund’s investment performance as well as comparisons of each Fund’s performance with the performance during similar periods of other funds in its Expense Group and comparisons of cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Expense Group, and related matters.

The Board took into consideration that the Funds may be unique in the registered fund marketplace and that Strategic Insight had a difficult time presenting a large peer group for comparison. For each Fund, the Board considered fees from other leveraged closed-end investment companies that Strategic Insight classified as “global funds” versus Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s fees as part of the expense group (the “Expense Group”). The Board considered the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board also considered that investment related expenses should be viewed as operational in nature and should not be considered a management expense. The Board further considered that Strategic Insight defined investment related expenses to include, but not be limited to, dividends on securities sold short, interest expense, reverse repurchase agreements, swaps, tender costs, and auction fees.

Semi-Annual Report | April 30, 2018	53

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2018 (Unaudited)

For GLV, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from GLV’s low of 0.70% to 1.105%. For GLV, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from the low of 1.118% to 1.617%, with a median of 1.176% and GLV at 1.241%.

For GLQ, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.000%, with GLQ at 0.900%. For GLQ, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from 1.209% to 1.552%, with a median of 1.356% and GLQ at 1.390%.

For GLO, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.105%, with GLO at 1.000%. For GLO, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from 1.118% to 1.617%, with a median of 1.176% and GLO at 1.405%.

The Trustees took into consideration each Fund’s performance as compared to the performance of each Fund’s Expense Group for various periods. This included performance for the year-to-date period from January 1, 2018 to February 18, 2018.

●	For GLV, the annual net total return performance data for GLV’s Expense Group ranged from a high of 1.74% to a low of 12.93% with a median of -2.10%. GLV’s performance was -2.48%.

●	For GLQ, the annual net total return performance data for GLQ’s Expense Group ranged from a high of 2.91% to a low of -5.03% with a median of 0.69%. GLQ’s performance was the highest at 2.91%.

●	For GLO, the annual net total return performance data for GLO’s Expense Group ranged from a high of 2.51% to a low of -12.93% with a median of -0.08%. GLO’s performance was the highest at 2.51%.

The Trustees also considered each Fund’s performance as compared to the performance of each Fund’s Expense Group for the full calendar year ended December 31, 2017.

●	For GLV, the annual net total return performance data for GLV’s Expense Group ranged from a high of 30.31% to a low of 15.90% GLV’s performance of 19.26% at the median.

●	For GLQ, the annual net total return performance data for GLQ’s Expense Group ranged from a high of 29.00% to a low of 7.59% with a median of 20.92%. GLQ’s performance was the highest at 29.00%.

●	For GLO, the annual net total return performance data for GLO’s Expense Group ranged from a high of 30.31% to a low of 15.90% with a median of 22.57%. GLO’s performance was 23.69%.

The Trustees also considered the profit and loss information on each Fund provided by Clough.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

After executive session, the Board of Trustees of the Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of Clough Global Dividend and Income Fund’s total assets, 0.90% of Clough Global Equity Fund’s total assets and 1.00% of Clough Global Opportunities Fund’s total assets are fair and reasonable for each respective Fund and that the renewal of each Advisory Agreement is in the best interests of each respective Fund and its shareholders.

54	www.cloughglobal.com

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Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Schedule of Investments.

a.	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
b.	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not applicable to semi-annual report.
b.	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 5, 2018

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	July 5, 2018